MEEDER FUNDS
MONEY MARKET FUND Retail Class (FFMXX)
MONEY MARKET FUND Institutional Class (FFIXX)
TOTAL RETURN BOND FUND (FLBDX)
BALANCED FUND (FLDFX)
MUIRFIELD FUND (FLMFX)
SPECTRUM FUND (FLSPX)
UTILITIES AND INFRASTRUCTURE FUND (FLRUX)
DYNAMIC GROWTH FUND (FLDGX)
STRATEGIC GROWTH FUND (FLFGX)
AGGRESSIVE GROWTH FUND (FLAGX)
QUANTEX FUND™ (FLCGX)

Statement of Additional Information Dated April 30, 2015

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Meeder Funds dated April 30, 2015. A copy of the Prospectus may be obtained from the Meeder Funds, at the above address, or by calling: 1-800-325-3539, or (614) 760-2159. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.

Other Services	76
Anti-Money Laundering Program	77
Proxy Voting Procedures	77
Principal Holders of Outstanding Shares	78
Financial Statements	81
Appendix I – Proxy Voting Policies, Procedures and Guidelines	82

Investment Adviser	Transfer Agent
Meeder Asset Management, Inc.	Mutual Funds Service Co.

DESCRIPTION OF THE TRUST

Background. The Meeder Funds Trust (“Trust”) was organized as a Massachusetts business trust on December 31, 1991 as the successor to a Pennsylvania business trust organized on April 30, 1982. Each of its ten constituent funds is a diversified open-end management investment company. The business and affairs of the Trust are under the direction of its Board of Trustees (“Board”).

As stated in "Investment Policies and Other Matters," except as otherwise expressly provided herein, a Fund's investment objectives and policies are not fundamental and may be changed by Trustees without shareholder approval.

For descriptions of the investment objectives and policies of a Fund, see "Investment Policies and Other Matters." For descriptions of the management and expenses of the Funds, see "Investment Adviser" and "Officers and Trustees.”

Shares of Beneficial Interest. The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing Funds and to create additional Funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

A fraction of a share has the same rights and privileges as a full share. Each Fund of the Trust will issue its own series of shares of beneficial interest. The shares of each Fund represent an interest only in that Fund's assets (and profits or losses) and in the event of liquidation, each share of a particular Fund would have the same rights to dividends and assets as every other share of that Fund.

Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular Fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular Fund would make the Plan effective as to that Fund, whether or not it had been approved by the shareholders of the other Funds.

Shares are fully paid and nonassessable. Shares have no preemptive or conversion rights. The Trust or any Fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the Fund, as determined by the current value of each shareholder's investment in the Fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the Funds will continue indefinitely.

Trustee Liability. The Declaration of Trust provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Voting Rights. When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of any other Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of a Fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

INVESTMENT POLICIES AND RELATED MATTERS

General. The investment policies set forth below in this section represent the Funds' policies as of the date of this Statement of Additional Information (“SAI”). Unless otherwise stated, the investment policies are not fundamental and all may be changed by the Trustees of the Funds without shareholder approval.

The Funds’ investment adviser is Meeder Asset Management, Inc. (“Adviser”). The Adviser utilizes a series of quantitative models in managing the Funds’ investments. These models guide most of the Adviser’s investment decisions, from asset allocations, to sectors, capitalization and the selection of individual securities.

Based on the Adviser’s quantitative models, particular Funds may implement a defensive investment strategy during severe market declines in an attempt to shield the portfolio’s assets from severe decline in value. This defensive investment strategy is implemented by the Adviser, who will move a portion or all of the Fund’s equity investments into more conservative bonds or money market investments or exchange traded funds (“ETFs”) that primarily invest in money markets or cash equivalents for the duration of the market decline and will usually reinvest in equities when the market conditions are favorable to equity investment again (See "Defensive Investment Strategy" and "Money Market Instruments and Bonds," below.)

Because the Adviser intends to employ flexible defensive investment strategies when market trends are not considered favorable, the Adviser may occasionally invest the entire portfolio in (or enter into repurchase agreements with banks and broker-dealers with respect to) corporate bonds, U.S. Government securities, commercial paper, certificates of deposit or other money market instruments in an attempt to avoid potential losses. High transaction costs could result when compared with other funds due to this defensive investment strategy.

The following table summarizes the applicability of the following investment policies and restrictions, by fund:

	Money Market Fund	Total Return Bond Fund	Balanced Fund	Muirfield Fund	Spectrum Fund	Utilities and Infra-structure Fund	Dynamic Growth Fund	Strategic Growth Fund	Aggressive Growth Fund	Quantex Fund
Asset Coverage for Options and Futures Positions		✓	✓	✓	✓	✓	✓	✓	✓	✓
Closed-End Investment Companies		✓	✓	✓	✓	✓	✓	✓	✓
Combined Positions			✓	✓	✓	✓	✓	✓	✓
Corporate Debt	✓	✓	✓	✓	✓	✓	✓	✓	✓
Correlation of Price Changes		✓	✓	✓	✓	✓	✓	✓	✓	✓
Exchange Traded Funds	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Investments		✓	✓	✓	✓	✓	✓	✓	✓
Funding Agreements	✓	✓
Futures Contracts		✓	✓	✓	✓	✓	✓	✓	✓	✓
Futures Margin Payments		✓	✓	✓	✓	✓	✓	✓	✓	✓
Hedging Strategies		✓	✓	✓	✓	✓	✓	✓	✓	✓
Illiquid Investments	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Index-based Investments	✓	✓	✓	✓	✓		✓	✓	✓	✓
Investment Company Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Limitation on Futures and Options Transactions	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Liquidity of Futures Contracts		✓	✓	✓	✓	✓	✓	✓	✓	✓
Money Market Instruments		✓	✓	✓	✓	✓	✓	✓	✓	✓
Options and Futures Relating to Foreign Currencies		✓	✓	✓	✓	✓	✓	✓	✓	✓
OTC Options		✓	✓	✓	✓		✓	✓	✓	✓
Purchasing Put and Call Options		✓	✓	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Restricted Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements		✓	✓	✓	✓	✓	✓	✓	✓	✓
Securities Lending		✓	✓	✓	✓	✓	✓	✓	✓	✓

	Money Market Fund	Total Return Bond Fund	Balanced Fund	Muirfield Fund	Spectrum Fund	Utilities and Infra-structure Fund	Dynamic Growth Fund	Strategic Growth Fund	Aggressive Growth Fund	Quantex Fund
Short Sales		✓	✓	✓	✓	✓	✓	✓	✓	✓
U.S. Government Securities	✓	✓	✓	✓	✓		✓	✓	✓	✓
When-Issued and Delayed Delivery Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Writing Put and Call Options		✓	✓	✓	✓	✓	✓	✓	✓	✓

Asset Coverage for Options and Futures Positions. The Funds will comply with guidelines established by the Securities and Exchange Commission (“SEC”) with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede the Adviser’s or the Fund's ability to meet redemption requests or other current obligations.

Closed-End Investment Companies. The Funds may invest their assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth below. The Funds, together with any company or companies controlled by the Funds, and any other investment companies having the Adviser as an investment adviser, may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the NASDAQ Stock Market and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

A Fund generally will purchase shares of closed-end funds only in the secondary market. A Fund will incur normal brokerage costs on such purchases similar to the expenses a Fund would incur for the purchase of securities of any other type of issuer in the secondary market. A Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Manager, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

A Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of a Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. A Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Combined Positions. A Fund may purchase and write options in combination with each other or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the futures position will not track the performance of the Fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

A Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Defensive Investment Strategy. The Muirfield Fund, Spectrum Fund, and Balanced Fund are asset allocation mutual funds. The Fund’s Adviser has been involved in the application of tactical asset allocation, with over 40 years experience managing market risk, in all stock and bond market conditions.

Studies have underscored the importance of the asset allocation decision. The Adviser believes the choice of the correct asset class has often contributed more to investment performance than the selection of a sector or individual security. Yet the typical investor and mutual fund manager often focus instead on an individual security or sector.

Since 1974, the Adviser's tactical asset allocation discipline, called "Defensive Investing", has addressed the asset allocation decision by making shifts in the mix of stocks, bonds and cash in a portfolio. "Defensive Investing" is based on mathematical principles and historical precedent.

The Adviser's tactical asset allocation discipline is based upon daily monitoring of over 50 technical and fundamental market indicators. Among the factors that the Adviser monitors in an attempt to assess the current market environment are the following:

•	Index Evaluation. The trend of stock market indices and comparative analysis of the various indices to evaluate the market’s relative strengths and weaknesses.

•	Divergent Market Activity. Comparison of internal measurements of the market to the trend of prices.

•	Monetary and Interest Rate Trends. The trends of interest rates and monetary conditions.

•	Investor Sentiment. The effect of current opinion on the market environment.

•	Volume Relationship to Price. Comparison of volume measurements to price trends.

•	Extreme Market Activity. Short-term overbought or oversold conditions.

For certain Funds, the Adviser maintains the flexibility to be fully invested in the stock markets during favorable market conditions. "Defensive Investing" examines and incorporates past market history in order to anticipate potential future market movements.

The stock market has historically offered returns that have exceeded those available from bonds or money market instruments. Through the Adviser's asset allocation process, it strives to protect shareholders during unfavorable, high-risk markets and participate in rising low risk markets.

For temporary defensive purposes, the Muirfield Fund, Spectrum Fund and Balanced Fund may invest in (or enter into repurchase agreements with banks and broker-dealers with respect to) corporate bonds, U.S. Government securities, commercial paper, certificates of deposit or other money market instruments, and money market mutual funds that invest in these securities.

The Muirfield Fund, Spectrum Fund and Balanced Fund will strive to reduce or eliminate downside risk during adverse stock, bond and foreign currency markets and to participate in positive risk reward market conditions, without excessive risk to principal.

Exchange Traded Funds. ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, and have the ability to go long or short.

When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. A Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if a Fund's Adviser believes it is in the Fund's interest to do so. A Fund's ability to redeem creation units may be limited by the Investment Company Act of 1940, which provides that the ETFs will not be obligated to redeem shares held by a Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Funds believe that, in the event of the termination of an underlying ETF it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent a Fund invests in a sector product, the Fund will be subject to the risks associated with that sector.

Foreign Investments. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.

Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations.

In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser or Subadviser will be able to anticipate or counter these potential events.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts and European Depositary Receipts (ADRs and EDRs) are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

Funding Agreements. The Money Market Fund and Total Return Bond Fund may invest in funding agreements, also known as guaranteed investment contracts, issued by insurance companies. Pursuant to such agreements, the Fund invests an amount of cash with an insurance company, and the insurance company credits such investment on a monthly basis with guaranteed interest that is based on an index. Funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. Funding agreements also provide for adjustment of the interest rate monthly and are considered variable rate instruments.

The Money Market Fund and Total Return Bond Fund will only purchase a funding agreement (i) when the Adviser has determined that the funding agreement presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by a nationally recognized statistical rating organization that is not an affiliated person, as defined in the Investment Company Act of 1940, of the issuer, or any insurer, guarantor, or provider of credit support for the instrument, and (ii) if it may receive all principal of, and accrued interest on, a funding agreement upon written notice and within a period of time not to exceed 397 days. Because the Fund may not receive the principal amount of a funding agreement from the insurance company on seven days’ notice or less, the funding agreement is considered an illiquid investment. The percentage of assets in illiquid securities may not exceed 10% of the Fund’s assets. In determining average weighted portfolio maturity, a funding agreement will be deemed to have a maturity equal to the number of days remaining until the principal amount can be recovered through demand or the next interest reset date, whichever is earlier.

Futures Contracts. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract.

Some currently available futures contracts are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

Hedging Strategies. Each Fund, except the Money Market Fund, may engage in hedging transactions in carrying out its investment policies. A hedging program may be implemented for the following reasons: (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks; (2) to reduce the Fund’s transaction costs or add value when these instruments are favorably priced; (3) to forego taxes that would otherwise have to be paid on gains from the sale of the Fund’s securities; and (4) to attempt to protect the value of certain securities owned or intended to be purchased while the Adviser is implementing a change in the Fund's investment position.

A hedging program involves entering into an “options” or "futures" transaction in lieu of the actual purchase or sale of securities. At present, many groups of common stocks (stock market indices) may be made the subject of futures contracts, while government securities such as Treasury Bonds and Notes are among debt securities currently covered by futures contracts.

Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. Financial futures contracts or related options used by the Fund to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways. They do not necessarily increase risk, and may in fact reduce risk.

The objective of an option, futures or forward contract transaction could be to protect a profit or offset a loss in a Fund from future price erosion. Or, the objective could be to acquire the right to purchase a fixed amount of securities or currency at a future date for a definite price. In either case it would not be necessary for a Fund to actually buy or sell the securities or currency currently. Instead, the hedge transaction would give the Fund the right at a future date to sell, or in other instances buy, the particular securities or currency under consideration or similar securities. The value of shares of common stock, the face amount of currency or the face amount of government bonds or notes covered by the hedge transaction would be the same or approximately the same, as the quantity held by the Fund or the quantity under consideration for purchase.

In lieu of the sale of a security or currency, an option transaction could involve the purchase of a put option contract, which would give a Fund the right to sell a common stock, government bond, currency or futures contract on an index (see below), at a specified price until the expiration date of the option. A Fund will only purchase a put option contract on a stock, currency or bond when the number of shares of the issuer's stock, face amount of currency or the face amount of government bonds involved in the option transaction are equal to those owned by the Fund. Limitations on the use of put option contracts on an index are described below.

Also, in lieu of the sale of securities or currency, a futures transaction could involve the sale of a futures contract which would require a Fund either (a) to deliver to the other party to the contract the securities specified and receive payment at the price contracted for, prior to the expiration date of the contract, or (b) to make or entitle it to receive payments representing (respectively) the loss or gain on the currency, security or securities involved in the futures contract.

Also, in lieu of the sale of a currency, a forward contract could involve the sale of a currency for future delivery. A forward contract will specify a specific price and a specific date for the transaction to occur. A forward contract will only be entered into for specific amounts of currency which match the amount of foreign currency which the Fund will possess on the delivery date. Entering into a forward contract will reduce the affect on net asset values of currency exchange rates on the portion of the currency that is sold.

The securities involved in an option or futures contract may be currency, stocks or government bonds, or a group of stocks represented by a popular stock market index, and they need not be exactly the same as those owned by a Fund. The Adviser will select the futures contract, which involves a security, group of securities, or index which it feels is closest to a mirror image of the investments held by the Fund. However, the underlying securities involved in the contract need not be exactly the same underlying securities as those owned by a Fund, and this may entail additional risk, as described below.

To the extent that a Fund enters into futures contracts which sell an index or group of securities short and which therefore could require the Fund to pay the other party to the contract a sum of money measured by any increase in a market index, the Fund will be exposing itself to an indeterminate liability. On the other hand, a Fund should increase or decrease in value to approximately the same extent as the market index or group of securities, so any loss incurred on the contract should be approximately offset by unrealized gains in Fund positions. Such an outcome is not guaranteed, and it would be possible for the value of the index and the Fund to move in opposite directions, in which case the Fund would realize an unexpected gain or loss.

A Fund will only sell an index short when the Adviser has decided to reduce a Fund's risk for defensive purposes. The Fund will close out the open liability as soon as the Adviser decides that a defensive posture is no longer appropriate or the open liability represents an inappropriate risk in the circumstances. In shorting an index, a Fund will segregate the required assets and maintain and supplement such segregation to the extent necessary until the short position is eliminated.

In lieu of the purchase of a security or currency, an option transaction could involve the purchase of a call option, which would give the Fund the right to buy a specified security (common stock or government bonds) or currency or index aggregate at a specified price until the expiration date of the option contract. Sufficient cash or money market instruments will be segregated and maintained in reserve to complete the purchase. The Fund will only purchase call options when the shares of stock or face amount of currency or face amount of bonds or value of the index aggregate included in the option are equal to those planned to be purchased by the Fund.

In lieu of the purchase of securities or currency, a futures transaction could involve the purchase of a futures contract, which would either (a) require the Fund to receive and pay for the securities or currency specified in the futures contract at the price contracted for prior to the expiration date of the contract, or (b) require the Fund to make payment or receive payment representing (respectively) the loss or gain on the currency, security or securities involved in the contract. The securities may be government bonds, stocks, or a group of stocks such as a popular stock market index, and need not be exactly the same as those intended to be purchased by the Fund. The Investment Adviser will select the contract (therefore the group of securities) which it believes is most similar to those desired to be purchased by the Fund.

Also, in lieu of the purchase of a currency, a forward contract could involve the purchase of a currency for future delivery. A forward contract will specify a specific price and a specific date for the transaction to occur. A forward contract will only be entered into for specific amounts of currency which match the amount of foreign currency which the Fund will need to possess on the delivery date. Entering into a forward contract for the purchase of a foreign currency will cause the fluctuations of currency exchange rates to effect the net asset value for the portion of the currency that is purchased.

A Fund may sell any put or call futures contracts or option contracts it enters into. Such a transaction would normally be used to eliminate or close out a hedged position.

Option contracts will be purchased through organized exchanges and will be limited to those contracts that are cleared through the Options Clearing Corporation. Organized exchanges that presently trade option contracts are the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange, the Pacific Stock Exchange, and the New York Stock Exchange.

Futures contracts will only be entered into through an organized exchange. The exchanges which presently trade financial futures contracts are the New York Futures Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade, the Kansas City Board of Trade, and the International Monetary Market (at the Chicago Mercantile Exchange).

Forward contracts for foreign currency will only be entered into with security brokers which are also primary dealers for U.S. Government securities as recognized by the U.S. Federal Reserve Banks or U.S. banks which are members of the Federal Reserve System.

Put and call options and financial futures contracts are valued on the basis of the daily settlement price or last sale on the exchanges where they trade. If an exchange is not open, or if there is no sale, the contract is valued at its last bid quotation unless the Board determines that such is not a fair value. Forward contracts are valued based upon currency dealer quotations for reversing the position. In the case of a futures contract which entails a potential liability for a gain in a market index, the liability is valued at the last sale of an offsetting contract or if there was no sale, at the last asked quotation unless the Board determines that such does not fully reflect the liability.

In conducting a hedging program for the Funds, the Investment Adviser may occasionally buy a call on an index or futures contract and simultaneously sell a put on the same index or futures contract. Or, in other circumstances, it may sell a call and simultaneously buy a put on the same index or futures contract.

When conducting a hedging program on behalf of a Fund, the Fund will establish and maintain with the Custodian segregated accounts for the deposit and maintenance of margin requirements. Such deposits will be in the form of cash or U.S. Government securities in amounts as shall be required from time to time by the broker or the exchange on which the transactions are effected for the Fund.

For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as the Funds. All futures transactions for the Funds will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Fund establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Fund. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Fund will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Fund to protect against reinvestment risk are intended to protect the Fund against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

A Fund may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

Each Fund expects that any gain or loss on hedging transactions will be substantially offset by any gain or loss on the securities underlying the contracts or being considered for purchase. There can be no guarantee that a Fund will be able to realize this objective.

The Trust, on behalf of the Funds, filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the Funds’ operation. Accordingly, the Funds are not subject to registration or regulation as a commodity pool operator.

Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board, the Adviser determines the liquidity of the Fund's investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, the Adviser may determine some restricted securities to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board. If through a change in values, net assets, or other circumstances, the Muirfield, Spectrum, Utilities and Infrastructure or Quantex Funds were in a position where more than 10% of its net assets were invested in illiquid securities or the Total Return Bond, Balanced, Dynamic Growth, Aggressive Growth or Strategic Growth Funds were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

The total illiquid investment limitation, by fund, is as follows:

Money Market Fund	5%
Total Return Bond Fund	15%
Balanced Fund	15%
Muirfield Fund	10%
Spectrum Fund	10%
Utilities and Infrastructure Fund	10%
Dynamic Growth Fund	15%
Aggressive Growth Fund	15%
Strategic Growth Fund	15%
Quantex Fund	10%

Index-based Investments. A Fund may invest its assets in index-based investments (IBIs), including, among others, Standard & Poor’s Depositary Receipts (SPDRs) and DIAMONDS. IBIs are shares of publicly traded Unit Investment Trusts – investment vehicles registered with the SEC under the Investment Company Act of 1940 – which own the stocks in the relevant index.

IBIs are subject to the risk of an investment in a broadly based portfolio of common stocks, including the risk of declines in the general level of stock prices. A Fund’s investment in an IBI may not exactly match the performance of a direct investment in the respective index to which it is intended to correspond. Additionally, an IBI may not fully replicate the performance of its benchmark index due to the temporary unavailability of certain index securities in the secondary market or due to other extraordinary circumstances, such as discrepancies between the IBI and the index with respect to the weighting of securities. IBIs are also subject to trading halts due to market conditions or other reasons that, in the view of the American Stock Exchange (the “Exchange”), make trading IBIs inadvisable.

SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the Exchange that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks of the S&P 500 Index. SPDRs are listed on the Exchange and may be traded in the secondary market on a per-SPDR basis. SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component of common stocks of the S&P 500 Index.

DIAMONDS are units of beneficial interest in an investment trust representing proportionate undivided interests in a portfolio of securities consisting of all the component common stocks of the Dow Jones Industrial Average. DIAMONDS are listed on the Exchange and may be traded in the secondary market on a per-DIAMOND basis. DIAMONDS are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the Dow Jones Industrial Average.

Investment Company Securities. The Muirfield Fund, Spectrum Fund, Aggressive Growth Fund, Dynamic Growth Fund, Strategic Growth Fund, Balanced Fund and Total Return Bond Fund invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, and the Fund's investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, the Fund's shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund's shareholders directly bear in connection with the Fund's own operations.

Under Section 12(d)(1) of the Investment Company Act of 1940, a Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the "3% Limitation") or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Investment Company Act of 1940, provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public offering price which includes a sales load of more than 1½%, unless the Fund is relying on Rule 12d1-3 under the 1940 Act. Rule 12d1-3 permits a Fund investing in other funds to charge a sales load in excess of 1½% provided any sales charges and services fees charged by the Fund do not exceed the limits established by the Financial Industry Regulatory Authority (“FINRA”). An investment company that issues shares to a Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. A Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instructions from a Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

In addition, a Fund is subject to the 3% limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) do not exceed the limits on sales loads established by the FINRA for funds of funds.

Under certain circumstances, an underlying mutual fund may determine to make payment of a redemption by the Muirfield Fund, Spectrum Fund, Dynamic Growth Fund, Aggressive Growth Fund, Strategic Growth Fund, Balanced Fund or Total Return Bond Fund wholly or partly by a distribution in-kind of securities from its portfolio, in lieu of cash, in conformity with rules of the SEC. In such cases, the respective Fund may hold securities distributed by an underlying mutual fund until the Fund Adviser determines that it is appropriate to dispose of such securities.

Portfolio investment decisions by an underlying mutual fund will be made independent of investment decisions by other underlying mutual funds. Therefore, an underlying mutual fund may be purchasing shares of a company whose shares are simultaneously being sold by some other underlying mutual fund. The result of this would be an indirect transaction expense (principally commissions) for the Muirfield Fund, Spectrum Fund, Dynamic Growth Fund, Aggressive Growth Fund, Strategic Growth Fund, Balanced Fund or Total Return Bond Fund without changing its investment position.

Investment Grade Corporate Debt. Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. A Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer's ability to meet interest and principal payments, resulting in a loss to the Fund.

Limitations on Futures and Options Transactions. For certain regulatory purposes, the CFTC limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as the Funds. All futures transactions for the Fund will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Fund establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Fund. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Fund will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Fund to protect against reinvestment risk are intended to protect the Fund against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

The Utilities and Infrastructure Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

A Fund may not purchase or sell financial futures if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

The above limitations on the Fund's investments in futures contracts, and the Fund's policies regarding futures contracts discussed elsewhere in this SAI, may be changed as regulatory agencies permit.

Liquidity of Futures Contracts. There is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions could also be impaired.

Money Market Instruments. The Muirfield Fund, Spectrum Fund and Total Return Bond Fund may invest up to 100% of their assets in money market instruments, investment grade bonds, and/or underlying ETFs that invest in fixed-income securities as a defensive tactic. The Balanced Fund may invest up to 70% of its assets in money market instruments, investment grade bonds, and/or underlying ETFs that invest in fixed-income securities as a defensive tactic. The Aggressive Growth Fund, Dynamic Growth Fund, Quantex Fund, Utilities and Infrastructure Fund and Strategic Growth Fund will normally be fully invested, but may invest in money market instruments, investment grade bonds, and/or underlying ETFs that invest in fixed-income securities in order to (a) accommodate cash flow from purchases and sales of their shares and (b) adjust the percentage of their assets invested in each of the underlying ETFs or other securities they own. The Funds may hold available cash balances in the Meeder Funds Money Market Fund – Institutional Class pending investment if consistent with the Fund's investment objective or in anticipation of a distribution to investors. When investing in money market instruments, a Fund will limit its purchases, denominated in U.S. dollars, to the following securities.

U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

Bank Obligations and Instruments Secured Thereby - obligations (including certificates of deposit, time deposits and bankers' acceptances) of domestic banks, and instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. A Fund may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks, if the domestic branch is subject to the same regulation as United States banks.

High Quality Commercial Paper - A Fund may invest in commercial paper rated no lower than "A-1" by Standard & Poor's Corporation or "Prime-1" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

Private Placement Commercial Paper - private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Funds. A Fund's risk is that the universe of potential buyers for the securities, should the Fund desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

Repurchase Agreements - See "Repurchase Agreements" below.

The Adviser and the Subadviser exercise due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of a Fund's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of a Fund.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price.

A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Repurchase Agreements. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in repurchase agreements with respect to any security in which it is authorized to invest.

While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Fund's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Restricted Securities. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Adviser or Subadviser. Such transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage.

Securities Lending. The Fund may lend securities to parties such as broker-dealers or institutional investors.

During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and earn additional income, or the Fund may receive an agreed-upon amount of interest income from the borrower. In accordance with applicable regulatory requirements, the Fund may lend up to 33-1/3% of the value of its total assets. The risks in lending portfolio securities, as well as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser and Subadviser to be of good standing. Furthermore, they will only be made if, in the Adviser’s and Subadviser's judgment, the consideration to be earned from such loans would justify the risk.

The Adviser and Subadviser understand that it is the current view of the SEC Staff that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 102% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Short Sales. A Fund may enter into short sales "against the box" with respect to equity securities it holds. For example, if the Adviser anticipates a decline in the price of a stock the Fund holds, it may sell the stock short "against the box." If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the stock's decline. Each Fund currently intends to hedge no more than 25% of its total assets with short sales "against the box" on equity securities under normal circumstances.

When a Fund enters into a short sale "against the box", it will be required to own, or have the right to obtain at no added cost, securities identical to those sold short "against the box" and will be required to continue to hold them while the short sale "against the box" is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

U.S. Government Securities. The Funds may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

When-Issued and Delayed Delivery Securities. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Fund's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

Writing Put and Call Options. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes and must continue to set aside assets to cover its position.

When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The Fund may write only "covered" call options. An option written on a security or currency is "covered" when, so long as the Fund is obligated under the option, it owns the underlying security or currency. The Fund will "cover" stock index options and options on futures contracts it writes by maintaining in a segregated account either marketable securities, which in the Subadviser's judgment correlate to the underlying index or futures contract or an amount of cash, U.S. government securities or other liquid, high grade debt securities equal in value to the amount the Fund would be required to pay were the option exercised.

INVESTMENT POLICIES AND RESTRICTIONS

Diversification. Each Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of each Fund (except 100% of its assets in the case of the Money Market Fund) will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of each Fund and not more than 10% of the outstanding voting securities of such issuer. This policy may not be changed without the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each Fund.

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

The Funds’ fundamental investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this SAI are not fundamental and may be changed by the Board without shareholder approval. The following are the Funds’ fundamental investment limitations set forth in their entirety. The Money Market, Muirfield, Spectrum, Aggressive Growth, Balanced, Total Return Bond, Dynamic Growth, Quantex and Strategic Growth Funds:

(1)	May not concentrate investments in a particular industry or group of industries as concentration is defined under the Investment Company Act of 1940 (“1940 Act”), or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2)	May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(3)	May lend or borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(4)	May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(5)	May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(6)	May pledge, mortgage or hypothecate any of its assets to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(7)	May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

The fundamental limitations of the Funds have been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the Funds also have adopted non-fundamental limitations, set forth elsewhere in this document, which in some instances may be more restrictive than their fundamental limitations. Any changes in a Fund's non-fundamental limitations will be communicated to the Fund's shareholders prior to effectiveness.

MONEY MARKET FUND

The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance it will be able to do so. To meet this goal, the Fund utilizes the amortized cost method of valuing its portfolio securities pursuant to Rule 2a-7 adopted by the SEC. The rule also prescribes portfolio quality and maturity standards. The Portfolio will be managed in accordance with the requirements of this rule.

When investing in money market instruments or bonds, the Fund will limit its purchases, denominated in U.S. dollars, to the following securities; provided however, the Money Market Fund may also invest in funding agreements (See “Money Market Fund – Funding Agreements” above):

*	U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States Government or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

*	Bank Obligations and Instruments Secured Thereby - These are obligations (including certificates of deposit, time deposits and bankers' acceptances) of domestic banks, and instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Money Market Fund may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks, if the domestic branch is subject to the same regulation as United States banks.

*	High Quality Commercial Paper - The Fund, which is subject to specific quality criteria and diversification requirements, may invest in commercial paper rated in either one of the two highest categories by at least two nationally recognized rating services, or, if not rated, guaranteed by a company having commercial paper rated in either one of the two highest categories by at least two nationally recognized rating services.

*	Private Placement Commercial Paper - Private placement commercial paper ("Rule 144A securities") consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Muirfield Fund and Spectrum Fund. A Fund's risk is that the universe of potential buyers for the securities, should the Fund desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

*	High Grade Corporate Obligations - The Fund may invest in high grade corporate obligations. High grade corporate obligations are obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

*	Repurchase Agreements Pertaining to the Above - The Fund may invest without limit in any of the above securities subject to repurchase agreements with any Federal Reserve reporting dealer or member bank of the Federal Reserve System.

A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees, at the time of the sale, to purchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities could be any of those described above, some of which might bear maturities exceeding one year. A Fund's risk is that the seller may fail to repurchase the security on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay. It is a policy of each Fund to make settlement on repurchase agreements only upon proper delivery of the underlying collateral. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. A Fund may enter into repurchase agreements with its custodian (The Huntington National Bank) when it is advantageous to do so. No Fund will invest more than 10% of its assets, at time of purchase, in repurchase agreements which mature in excess of seven days.

*	Money market mutual funds that invest in any of the securities listed above.

 TOTAL RETURN BOND FUND

Guided by the Adviser’s quantitative models, the Fund may invest in investment grade and non-investment grade corporate debt obligations, and mutual funds, exchange traded funds, index-based investments and unit investment trusts that invest in investment grade or non-investment grade corporate debt obligations as well as in preferred stocks. The Fund may invest in securities of any credit rating.

The Fund may hold available cash balances in the Meeder Funds Money Market Fund – Institutional Class pending investment consistent with the Fund's investment objective or in anticipation of distribution to investors.

The Adviser exercises due care in the selection of money market instruments and fixed income securities. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of a Fund's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if they transpire, could cause a reduction in net income or in the net asset value of a particular Fund.

MUIRFIELD FUND

Guided by the Adviser’s quantitative models, the Adviser invests primarily in common and preferred stocks. In addition, the Adviser may select mutual funds for inclusion in the Muirfield Fund on the basis of the industry classifications represented in their portfolios, their specific portfolio holdings, their performance records, their expense ratios, and the compatibility of their investment policies and objectives with those of the Muirfield Fund. The Fund may also pursue its objective by investing in ETFs, closed-end funds and unit investment trusts.

The Fund may hold available cash balances in the Meeder Funds Money Market Fund – Institutional Class pending investment consistent with the Fund's investment objective or in anticipation of distribution to investors.

The Adviser utilizes quantitative models and an asset allocation system for deciding when to invest in stocks and mutual funds or alternatively in temporary and more conservative investments such as are described below. The use of this system encompasses varying levels of investment in the stock market.

The Fund may at times desire to gain exposure to the stock market through the purchase of "Index" funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets. "Index" funds may be purchased with a portion of the Fund's assets at times when the Adviser's models and selection process identify the characteristics of a particular index to be more favorable than those of other securities available for purchase. If, in the Adviser's opinion, the Fund should have exposure to certain stock indices and the Fund can efficiently and effectively implement such a strategy by directly purchasing the common stocks of a desired index for the Fund itself, it may invest up to 100% of its assets to do so.

SPECTRUM FUND

Guided by the Adviser’s quantitative models, the Adviser invests primarily in common and preferred stocks. In addition, the Adviser may select mutual funds for inclusion in the Spectrum Fund on the basis of the industry classifications represented in their portfolios, their specific portfolio holdings, their performance records, their expense ratios, and the compatibility of their investment policies and objectives with those of the Spectrum Fund. The Fund may also pursue its objective by investing in ETFs, closed-end funds and unit investment trusts. Further, the Adviser may invest the Fund’s portfolio with a concentration in a particular industry or sector.

The Fund may hold available cash balances in the Meeder Funds Money Market Fund – Institutional Class pending investment consistent with the Fund's investment objective or in anticipation of distribution to investors.

The Adviser utilizes quantitative models and an asset allocation system for deciding when to invest in stocks and mutual funds or alternatively in temporary and more conservative investments such as are described below. The use of this system encompasses varying levels of investment in the stock market.

The Fund may at times desire to gain exposure to the stock market through the purchase of "Index" funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets. "Index" funds may be purchased with a portion of the Fund's assets at times when the Adviser's selection process identifies the characteristics of a particular index to be more favorable than those of other securities available for purchase. If, in the Adviser's opinion, the Fund should have exposure to certain stock indices and the Fund can efficiently and effectively implement such a strategy by directly purchasing the common stocks of a desired index for the Fund itself, it may invest up to 100% of its assets to do so.

UTILITIES AND INFRASTRUCTUREFUND

Social Investment Policy. The Fund offers investors the opportunity for appreciation of income and current income by investing in environmentally and socially responsible domestic and foreign equity securities of public utility companies and their suppliers. The Fund provides a unique opportunity to be involved in the equity market without being involved in many areas of the economy that may be objectionable to an investor. The Fund combines carefully selected and screened portfolios with positive social action on policy issues through proxy voting and shareholder advocacy.

Stock Selection Process. Environmental, social and corporate governance (ESG) screening is based on a multi-faceted approach. The main factors considered are a company’s governance and ethics; environmental record; workplace policies; human rights record, especially regarding international operations; and the nature of their products and services. The Subadviser of the Fund makes use of third party research from sources, including MSCI/Global Socrates, various social indices, ICCR, Investor Responsibility Resource Center, and the internet to develop an overall social profile and screen companies that meet its financial criteria, paying particular attention to the following:

Exclusionary Screens

Tobacco/Alcohol/Gambling/Firearms. The Fund is free from companies whose primary business is the production of alcohol, tobacco, gambling equipment, or and firearms.

Nuclear Power. The Fund will not invest in any company involved in nuclear power production. However, there may be circumstances when the Fund will hold a company involved in nuclear power on a transitional basis (perhaps due to a merger), until the right moment arises for divestment. On occasion, we may allow inclusion of companies that hold a non-operator minority interest in a nuclear generating plant or plants.

Equal Employment Opportunity/Labor Issues. The Fund favors companies that maintain a responsible corporate record internationally and domestically by upholding human rights standards. The Fund avoids investing in companies that have serious and persistent human rights problems.

The Environment. Excluding companies involved in nuclear power generation is not the only positive environmental feature of the Fund.

The investment portfolio typically invests across all the essential service areas: telephone, electric, water, and natural gas. Consideration is given to natural gas not only because it’s an environmentally preferable alternative fuel, but because the industry shows tremendous potential as an area of growth. In addition, the Fund seeks to invest in companies involved in energy production from renewable and alternative resources, whenever such investments are in keeping with the financial objectives and liquidity concerns of the strategy.

The Fund seeks to exclude companies that have a history of environmental negligence or a pattern of violation of environmental regulations. If a company has unremediated or egregious problems in the area of environmental performance, the Subadviser will either divest or participate in shareholder action in an attempt to work with the company to address the issues.

International Labor Issues. Sweatshop operations and slave labor are other potential areas of concern. If these issues exist at companies the Fund invests in, the Subadviser will work to open dialogue in an attempt to encourage the company to adopt comprehensive supplier standards.

Shareholder Advocacy/Proxy Voting Guidelines. Socially responsible investing is a complex process involving education and choice. All companies have the potential to improve their performance in a number of areas that affect the environment and quality of life. Investors have an opportunity to engage corporate management in dialogue about issues that are of concern to them.

Proxy voting is one of the best ways for an investor to communicate support or disagreement with management policy. The Subadviser votes proxies on a case by case basis, but will generally vote with management on most standard business issues such as the appointment of independent auditors and the election of board directors. In cases where a company’s board lacks representation of women and minorities, the Subadviser will vote against the board and send a letter to management explaining their position and encourage diversity on the board.

In addition to the “standard” issues placed on the ballot by management, there may be a number of other important issues put forward by shareholders for inclusion on the ballot in the form of shareholder resolutions. Shareholder resolutions can cover a wide range of issues, such as workplace diversity, militarism, labor relations, and the environment. The primary goal of the resolution process is not a vote, but to engage the company in a dialogue on any issues. These resolutions are filed well in advance of the annual meeting, and if dialogue with the company is fruitful, the filers may withdraw the resolution before it even comes to a vote.

The Subadviser is a member of the Interfaith Center on Corporate Responsibility (ICCR), Ceres, and the Investor Environmental Health Network (IEHN) and works closely with these organizations on its shareholder advocacy and tracks shareholder resolutions. In addition, we are signatories to the UN Principles for Responsible Investing.

When a resolution is filed on an issue of concern for the Fund, a letter is sent to the company echoing the concern of the filers and encouraging the company to enter a dialogue on the subject. If the company does not respond favorably, the resolution will stay on the company’s proxy and go to a vote at the company’s annual general meeting.

The Subadviser will likely support and vote for resolutions such as those requesting reports on workplace diversity, governance and environmental issues. When a vote on such a resolution is made, a position letter is sent to management, in an effort to re-enforce the importance of the issues, and to urge a greater level of management awareness.

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

The Fund has a non-fundamental concentration policy that it will generally invest at least 80% of the value of its net assets in equity securities of domestic or foreign companies and their suppliers and subcontractors that provide electricity, natural gas, water, telecommunications or sanitary services to the public. Electricity and gas industries in which the Fund invests include transportation and distribution services between utilities and producers of energy, and independent producers of energy as well as traditional regulated utilities. Communications companies in which the Fund invests include wireline, wireless, fiber, backhaul, cable, radio, and satellite industries. The Fund also invests in suppliers of services and equipment to the industries listed above. Such suppliers may include phone manufacturers, alternate energy equipment manufacturers, meter reading equipment, broadband and routing equipment, enabling technology, etcetera. The Fund’s concentration policy is not a fundamental policy; however, it will not be changed without providing shareholders at least 60 days prior notice of a change in the non-fundamental concentration policy.

The Fund may hold available cash balances in the Meeder Funds Money Market Fund – Institutional Class pending investment consistent with the Fund's investment objective or in anticipation of distribution to investors.

The Fund's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this SAI are not fundamental and may be changed by the Trustees without shareholder approval. The Fund may not:

(1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Fund's total assets would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of the voting securities of such issuer;

(2) issue senior securities, except as permitted under the Investment Company Act of 1940;

(3) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

(4) underwrite securities issued by others (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund may invest more than 25% of its total assets in securities of public utility companies;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

 QUANTEX FUND

The following investment limitations are not fundamental, and all may be changed without shareholder approval.

(1) The Fund does not currently intend to engage in short sales, but may engage in short sales "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(2) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(3) The Fund may borrow money only from a bank. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(4) The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes.

(5) The Fund does not currently intend to invest in securities of real estate investment trusts that are not readily marketable, or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ Stock Market.

(6) The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

(7) The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

(8) The Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

(9) The Fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Adviser or the Subadviser who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

For the Fund’s limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions".

The Fund may hold available cash balances in the Meeder Funds Money Market Fund – Institutional Class pending investment consistent with the Fund's investment objective or in anticipation of distribution to investors.

DYNAMIC GROWTH FUND, AGGRESSIVE GROWTH FUND
AND STRATEGIC GROWTH FUND

Guided by the Adviser’s quantitative models, the Adviser invests primarily in common and preferred stocks. In addition, the Adviser may select underlying funds in which to invest based, in part, on the industry classifications represented in their portfolios, their investment objectives and policies, their investment adviser and portfolio manager, and on analysis of their past performance (absolute, relative and risk-adjusted). The Adviser also considers other factors in the selection of underlying funds, including, but not limited to, fund size, liquidity, expense ratio, general composition of its investment portfolio, and current and expected portfolio holdings. Each Fund may also pursue its objective by investing in ETFs, closed-end funds and unit investment trusts.

Further, the Adviser may invest the Fund’s portfolio in small, medium, and large capitalization companies with strong growth potential across a wide range of sectors. Although a Fund may have exposure to a large number of sectors, the Fund’s portfolio may include a concentration in a particular industry sector.

The Fund may hold available cash balances in the Meeder Funds Money Market Fund – Institutional Class pending investment consistent with the Fund's investment objective or in anticipation of distribution to investors.

Each Fund may invest its assets in underlying funds from different mutual fund families, managed by different investment advisers, and utilizing a variety of different investment objectives and styles. Although each Fund may invest in shares of the same underlying fund, the percentage of each Fund's assets so invested may vary, and the Adviser will determine that such investments are consistent with the investment objectives and policies of the Fund. The underlying funds in which the Fund invests may, but need not, have the same investment policies as the Fund.

Each Fund may at times desire to gain exposure to the stock market through the purchase of "Index" funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets. "Index" funds may be purchased with a portion of each Fund's assets at times when the Adviser's selection process identifies the characteristics of a particular index to be more favorable than those of other mutual funds available for purchase. If, in the Adviser's opinion, each Fund should have exposure to certain stock indices and the Fund can efficiently and effectively implement such a strategy by directly purchasing the common stocks of a desired index for the Fund itself, it may invest up to 100% of its assets to do so. Each Fund may also invest up to 100% of its assets directly in, or in underlying funds investing in, future contracts and options on futures contracts. Each Fund may also invest up to 20% of its assets in money market securities, money market funds and investment grade bonds as a defensive tactic.

BALANCED FUND

The Fund may hold available cash balances in the Meeder Funds Money Market Fund – Institutional Class pending investment if consistent with the Fund's investment objective or in anticipation of a distribution to investors.

When investing in money market instruments, the Fund will limit its purchases, denominated in U.S. dollars, to securities which are issued, or guaranteed as to payment of principal and interest, by the U.S. Government or any of its agencies or instrumentalities such as Ginnie Mae, Sallie Mae, Fannie Mae and Freddie Mac, and repurchase agreements relating thereto or repurchase agreements collateralized by commercial paper rated no lower than “A-1” by Standard & Poor’s Corporation or “Prime-1” by Moody’s Investors Services, Inc.

The Fund may invest in investment grade and non-investment grade corporate debt obligations, and mutual funds, exchange traded funds, index-based investments and unit investment trusts that invest in investment grade or non-investment grade corporate debt obligations rated B or higher by Moody’s or Standard & Poor’s, or if unrated determined by the Adviser to be of comparable quality. The Fund may invest in securities of any credit rating.

The Adviser exercises due care in the selection of money market instruments and bonds. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of a Fund's securities might have to be liquidated prior to maturity at a price less than the original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if they transpire, could cause a reduction in net income or in the net asset value of a particular Fund.

In addition to common and preferred stocks, the Adviser may select mutual funds for inclusion in the Balanced Fund on the basis of the industry classifications represented in their portfolios, their specific portfolio holdings, their performance records, their expense ratios, and the compatibility of their investment policies and objectives with those of the Fund. The Fund may also pursue its objective by investing in ETFs, closed-end funds and unit investment trusts.

Underlying funds may include funds which concentrate investments in a particular industry sector, or which leverage their investments.

The Adviser utilizes an asset allocation system for deciding when to invest in stocks and mutual funds or alternatively in temporary and more conservative investments such as are described below. The use of this system encompasses levels of investment in the stock market.

The Fund may at times desire to gain exposure to the stock market through the purchase of "Index" funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets. "Index" funds may be purchased with a portion of the Fund's assets at times when the Adviser's selection process identifies the characteristics of a particular index to be more favorable than those of other securities available for purchase. If, in the Adviser's opinion, the Fund should have exposure to certain stock indices and the Fund can efficiently and effectively implement such a strategy by directly purchasing the common stocks of a desired index for the Fund itself, it may invest up to 70% of its assets to do so.

RATINGS

1.	Moody's Investors Service, Inc.'s Corporate Bond Rating:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba – Bonds which are rated Ba are considered below investment grade securities and are commonly referred to as “junk bonds”. These bonds have speculative elements and are subject to substantial credit risk.

B – Bonds which are rated B are considered highly speculative and subject to high credit risk. Such bonds are considered more vulnerable than those rated Ba, but they currently have the capacity to meet its financial obligations. Adverse financial, business, or economic conditions will likely impair willingness or capacity to meet financial obligations.

Caa – Bonds rated Caa are considered to be of poor standing and are subject to very high credit risk. These bonds are considered to be currently vulnerable and depend on favorable financial, business, and economic conditions to meet financial commitments.

C – Bonds rated C are the lowest rated class of bonds. These bonds are typically in default and have little prospect for recovery of principal or interest.

For each rating classification from Aa through Caa, Moody’s adds a numerical modifier of 1, 2, or 3. A 1 indicates that the obligation ranks in the higher end of its rating category. A 2 indicates a mid-range ranking. A 3 indicates a ranking in the end of that ranking category.

2.	Standard and Poor's Corporation's Corporate Bond Rating:

AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money interest rates in their market behavior but, to some extent, also economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB – Bonds rated BB are considered to be the highest speculative grade. These bonds are considered less vulnerable in the near-term but face major ongoing uncertainties to adverse financial, business, and economic conditions. These bonds are commonly known as “junk bonds”.

B – Bonds rated B are regarded as having significant speculative characteristics. They are currently able to meet financial obligations, but face continual uncertainties that could impair future financial obligations.

CCC – Bonds rated CCC are considered to have substantial risk and be extremely speculative. These bonds are considered to be currently vulnerable and depend on favorable financial, business, and economic conditions to meet obligations.

CC – Bonds which have a rating of CC are regarded as highly vulnerable and very speculative.

C – Bonds rated C are considered to have the highest degree of speculation. These bonds are the lowest rated debt not in default as to principal or interest.

D – Bonds which are rated D are the lowest rated class of bonds. These bonds have defaulted on obligations and it is believed that these bonds are likely to default on most or all obligations.

For ratings from AA to CCC, Standard and Poor’s may add a plus (+) or minus (-) sign to show relative standing within the rating categories.

3.	Commercial Paper Ratings:

Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3.

The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ complete portfolio holdings as of the end of the calendar quarter ordinarily are posted on www.meederfunds.com by the fifth day after the end of such quarter, or the first business day thereafter. The Money Market Funds generally disclose their complete schedules of holdings as of the end of each calendar month. Ordinarily they are posted by the fifth day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the Funds file their Form N-CSR or N-Q with the SEC for the period that includes the date as of which the www.meederfunds.com information is current (expected to be not more than three months). The Funds do not disseminate nonpublic information about portfolio holdings except as provided below.

The Funds allow disclosure of nonpublic portfolio holdings information to affiliates of the Adviser, the Funds’ Adviser, only for the purposes of providing services to the Funds.

The Funds permit nonpublic portfolio holdings information to be shared with pricing services, custodians, independent auditors, brokers in portfolio transactions for the Funds, any securities lending agents and other service providers to the Funds who require access to this information to fulfill their duties to the Funds, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Morningstar and Lipper, or other entities that have a legitimate business purpose in receiving the information sooner than 10 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below. No compensation or other consideration is received by the Funds, their Adviser, or any other party in connection with any such arrangements to share portfolio holdings information.

Prior to any disclosure of the Funds’ nonpublic portfolio holdings information to the foregoing types of entities or persons, the Trust’s Chief Compliance Officer must make a good faith determination in light of the facts then known that the Funds have a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Funds, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Reports regarding arrangements to disclose the Funds’ nonpublic portfolio holdings information will be provided to the Board.

PORTFOLIO TURNOVER

The portfolio turnover rates for the Funds may vary greatly from year to year as well as within a year and may be affected by sales of investments necessary to meet cash requirements for redemptions of shares. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's securities, excluding securities having a maturity at the date of purchase of one year or less.

The portfolio turnover rates for the year ended December 31, 2014 for the Funds were as follows:

Fund	2014	2013	2012	2011
Total Return Bond Fund	82%	79%	157%	125%
Balanced Fund	180%	217%	168%	164%
Muirfield Fund	238%	260%	154%	189%
Utilities and Infrastructure Fund	34%	19%	29%	43%
Dynamic Growth Fund	230%	276%	154%	176%
Strategic Growth Fund	143%	231%	86%	166%
Aggressive Growth Fund	239%	272%	167%	224%
Quantex Fund	29%	25%	31%	57%

PURCHASE AND SALE OF PORTFOLIO SECURITIES

All orders for the purchase or sale of portfolio securities are placed on behalf of each Fund by the Adviser pursuant to authority contained in the investment advisory agreement. The Adviser is also responsible for the placement of transaction orders for accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Adviser considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Fund expenses.

Each Fund may execute portfolio transactions with broker-dealers that provide research and execution services to the Fund or other accounts over which the Adviser or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Adviser (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Adviser's investment staff based upon the quality of research and execution services provided.

The receipt of research from broker-dealers that execute transactions on behalf of a Fund may be useful to the Adviser in rendering investment management services to the Fund or its other clients, and conversely, such research provided by broker-dealers that have executed transaction orders on behalf of the Adviser's other clients may be useful to the Adviser in carrying out its obligations to the Fund. The receipt of such research is not expected to reduce the Adviser's normal independent research activities; however, it enables the Adviser to avoid the additional expenses that could be incurred if the Adviser tried to develop comparable information through its own efforts.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a Fund to pay such higher commissions, the Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. In reaching this determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

The Adviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Adviser under which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of the Fund's gross expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers. For the year ended December 31, 2014, commissions recaptured through directed brokerage arrangements were as follows:

Fund	Amount Received to Reduce Gross Expenses
Total Return Bond	$ 26,614
Balanced	$210,507
Muirfield Fund	$446,169
Dynamic Growth	$261,346
Strategic Growth	$137,833
Aggressive Growth	$192,145
Quantex	$ 38,140

The Subadviser to the Utilities and Infrastructure Fund may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Subadviser under which the broker-dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses, such as transfer agent fees of Mutual Funds Service Co. (“MFSCo”) or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers. For the year ended December 31, 2014, $0 in directed brokerage payments were made to reduce expenses of the Fund.

The Board of each Fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the commissions paid by each Fund over representative periods of time to determine if they are reasonable in relation to the benefits to each Fund.

From time to time, the Board of each Fund will review whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

The Fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities. The Board intends to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Fund to seek such recapture.

Although each Fund has the same Board and officers, investment decisions for each Fund are made independently from those of other portfolios managed by the Adviser or accounts managed by affiliates of the Adviser. It sometimes happens that the same security is held in the portfolio of more than one of these Funds or accounts. Simultaneous transactions are inevitable when several Funds are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one Fund.

When two or more Funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a policy considered by the Fund Board to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as one of the Funds is concerned. In other cases, however, the ability of a Fund to participate in volume transactions will produce better executions and prices for the Fund. It is the current opinion of the Board of each Fund that the desirability of retaining the Adviser as investment adviser to each Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

The total commissions paid by the Funds for the year ended December 31, 2014, are as follows:

Fund	2014	2013	2012	2011
Total Return Bond Fund	$40,297	$25,518	$71,025	$27,079
Balanced Fund	$319,934	$314,410	$59,149	$39,021
Muirfield Fund	$679,497	$598,648	$79,320	$89,672
Utilities and Infrastructure Fund	$73,363	$23,146	$39,540	$71,756
Dynamic Growth Fund	$403,661	$373,981	$66,055	$72,455
Strategic Growth Fund	$230,646	$362,096	$36,857	$1,125
Aggressive Growth Fund	$290,865	$300,910	$31,127	$30,853
Quantex Fund	$50,853	$43,349	$46,864	$47,870

VALUATION OF PORTFOLIO SECURITIES

Except for securities owned by the Money Market Fund, securities owned by a Fund and listed or traded on any national securities exchange are valued at each closing of the New York Stock Exchange on the basis of the last published sale on such exchange each day that the exchange is open for business. Futures contracts are valued on the basis of the cost of closing out the liability; i.e., at the settlement price of a closing contract or at the bid quotation for such a contract if there is no sale. The Money Market Fund will value its securities by the amortized cost method as it maintains a dollar weighted average portfolio maturity of 60 days or less and a maximum maturity of 397 days. The Fund will maintain a dollar-weighted average portfolio life of 120 days or less. Money market instruments (certificates of deposit commercial paper, etc.) in the Funds, having maturities of 60 days or less, are valued at amortized cost if not materially different from market value. In the Total Return Bond Fund, securities are valued each day at 4:00 p.m.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities for which the primary market is the U.S. are valued at last sale price. Equity securities for which the primary market is outside the U.S. are valued using the official closing price or the last sale price in the principal market where they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price is normally used. Short-term securities less than 60 days to maturity are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

Fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted, exchange, or over-the-counter prices.

Securities and other assets for which there is no readily available market are valued in good faith in accordance with policies set forth by the Board. The procedures set forth above need not be used to determine the value of the securities owned by the Fund if, in the opinion of the Board, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange (NYSE).

The values of any such securities held by the Fund are determined as of such time for the purpose of computing the Fund's net asset value. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. The Adviser gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by the Board.

Other assets, which include cash, prepaid and accrued items, and amounts receivable as income on investments and from the sale of portfolio securities, are carried at book value, as are all liabilities. Liabilities include accrued expenses, sums owed for securities purchased, and dividends payable.

CALCULATION OF YIELD - MONEY MARKET FUND

The Money Market Fund will advertise its yield and effective yield. The Money Market Fund calculates its yield quotations based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. The simple annualized yield represents the net income for a seven-day period, expressed on an annualized basis. The effective yield will be higher than the yield because of the compounding effect of the assumed reinvestment of dividends over a period of one year.

The following is an example of the yield calculations for the seven days ended
December 31, 2014 for the Money Market Fund.

Simple yield:
Retail Class

Value of hypothetical account at end of period	$1.00001456
Value of hypothetical account at beginning of period	1.00000000
Base period return	$0.00001456

Current seven day yield [.00001456 x (365/7)]	0.08%

Effective yield:

Effective yield [(.00001456 + 1)365/7] - 1	0.08%

Institutional Class
Simple yield:

Value of hypothetical account at end of period	$1.00002611
Value of hypothetical account at beginning of Period	$1.00000000
Base period return	$0.00002611

Current seven day yield [.00002611 x (365/7)]	0.14%

Effective yield:

Effective yield [(.00002611 + 1)365/7] – 1	0.14%

Yields for the Money Market Fund – Retail Class of shares reflect the Adviser's agreement to limit expenses to the extent necessary to achieve a goal of an effective yield for the Retail Class of shares that will rank in the top 10% of yields for all general purpose money market funds in 2015. The adviser may terminate this limitation on expenses at any time. There is no guarantee that waiver of fees alone will accomplish this objective. Investors should recognize that yields are not necessarily representative of future results, but will vary as a function of market conditions and expenses incurred.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES

From time to time a Fund may advertise its period and average annual total returns for various periods of time. An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested. An annualized total return will be slightly higher than a period total return, if the period is shorter than one year, because of the assumed reinvestment.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of a Fund will vary depending upon interest rates, the current market value of the securities held by a Fund, and changes in a Fund's expenses.

When applicable, the periods of time shown will be for a one-year period, a five-year period, a ten-year period, and since inception. The calculation assumes the reinvestment of all dividends and distributions. Examples of the total return calculation for a Fund will assume a hypothetical investment of $1,000 at the beginning of each period.
It is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1+T)n = ERV

where:

P = initial investment of $1,000
T = average annual total return
n = Number of years
ERV = ending redeemable value at the end of the base period

Total return performance data represent past performance, and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

CALCULATION OF AVERAGE ANNUAL TOTAL
RETURN AFTER TAXES ON DISTRIBUTIONS

Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions that income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

Each Fund's sales literature and advertising commonly refer to this calculation as a Fund's after-tax average annual total return (pre-liquidation).

The following SEC formula was used to calculate these figures:

P(1+T)n = ATVD

where:

P	=	a hypothetical initial payment of $1,000
T	=	average annual total return (after taxes on distributions)
n	=	number of years
ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN
AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

Average annual total return after taxes on distributions and sale of a fund's shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of a fund's shares. The calculation assumes that income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any non-recurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

Each Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation).

The following SEC formula was used to calculate these figures:

P(1+T)n = ATVDR

where:

P	=	a hypothetical initial payment of $1,000
T	=	average annual total return (after taxes on distributions and redemptions)
n	=	number of years
ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.

Net Asset Value. Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted net asset value includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted net asset values are not adjusted for sales charges, if any.

Moving Averages. A Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing net asset value for a specified period. A short-term moving average is the average of each day's adjusted closing net asset value for a specified period. Moving Average Activity Indicators combine adjusted closing net asset values from the last business day of each week with moving averages for a specified period to produce indicators showing when a net asset value has crossed, stayed above, or stayed below its moving average.

Historical Fund Results. The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and total return is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

From time to time, a Fund’s performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

In advertising materials, the Trust may reference or discuss its products and services, which may include: the Funds; retirement investing; the effects of periodic investment plans and dollar; cost averaging; saving for college; and charitable giving. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to Fund management, investment philosophy, and investment techniques. The Fund may also reprint, and use as advertising and sales literature, articles from Reflexions, a quarterly magazine provided free of charge to the Funds shareholders.

Volatility. A Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

Momentum Indicators indicate the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

A Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

A Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax deterred investment would have an after tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

CALCULATION OF YIELD - TOTAL RETURN BOND FUND

From time to time the Total Return Bond Fund may advertise its thirty-day yield quotation. It is computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

YIELD = 2 [((a – b)/cd + 1)6 - 1]

where:

a = income earned during the period
b = expense accrued for the period
c = average number of shares outstanding during the period
d = offering price per share on the last day of the period

Quotations of yield for the Total Return Bond Fund will be accompanied by total return calculations current to the most recent calendar quarter. Total return will be calculated in the manner described above (See "Calculation of Total Return").

The total return performance data in this hypothetical example, represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

COMPARATIVE PERFORMANCE INFORMATION

Comparative performance information may be used from time to time in advertising or marketing information relative to the Funds, including data from Lipper, iMoneynet, Morningstar Mutual Fund Report, other publications, various indices or results of the Consumer Price Index, other mutual funds or investment or savings vehicles.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The net asset value per share (NAV) for the Funds is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time) by dividing the Fund's net assets by the number of its shares outstanding. The NAVs for the Money Market Fund are determined each business day that the Federal Reserve System is open and are calculated at 4:00 p.m. and noon, Eastern Standard Time, respectively. For each Fund, the NAV is not calculated on the observance of New Year’s Day, Martin Luther King, Jr., Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to the aforementioned holidays, the Money Market Fund are also closed on days that the Federal Reserve System is closed. Please see "Additional Purchase and Redemption Information" in the SAI. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares. Although the Adviser expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.

The Money Market Fund offers two classes of shares, the Retail Class of Shares and the Institutional Class of Shares, which may be purchased at the next determined net asset value per share. The Retail Class of Shares and the Institutional Class of Shares represent an identical legal interest in the investment portfolio of the Fund and has the same rights except that the Retail Class of Shares bears the higher expense of a distribution plan for such class which will cause the Retail Class of Shares to have a higher expense ratio and to pay lower dividends than the Institutional Class of Shares. Each Class will have exclusive voting rights with respect to its distribution plan. Although the legal rights of holders of the Institutional Class of Shares and Retail Class of Shares are identical the different expenses borne by each class will result in different net asset values and dividends. The two classes also have different minimum purchase amounts.

Shareholders of each Fund will be able to exchange their shares for shares of any mutual fund that is a series of the Meeder Funds (each a "Meeder Funds Fund"), unless the shareholder has elected otherwise on their new account application. No additional fee or upfront sales load will be imposed upon the exchange.

Additional details about the exchange privilege and prospectuses for each of the Funds are available from the MFSCo or the Distributor. The exchange privilege may be modified, terminated or suspended on 60 days' notice and the Fund has the right to reject any exchange application relating to such fund's shares. The 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

In the Prospectus, the Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Redemptions in Kind. The Funds have reserved the right to make payments in whole or in part in securities or other assets of a Fund, in case of an emergency, or if the payment of such a redemption in cash would be harmful to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage and transaction charges in converting the securities to cash. Redemptions in kind are taxable transactions. A Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Automatic Account Builder. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the ACH.

Further information about these programs and an application form can be obtained from MFSCo.

Systematic Withdrawal Program. A systematic withdrawal plan is available for shareholders having shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 which amount is not necessarily recommended).

Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. MFSCo acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

INVESTMENT ADVISER

Meeder Asset Management, Inc. is the investment adviser and manager for, and has a separate Investment Advisory Contract with each of the Funds in the Trust.

Pursuant to the terms of each Investment Advisory Contract, the Adviser has agreed to provide an investment program within the limitations of each Fund's investment policies and restrictions, and to furnish all executive, administrative, and clerical services required for the transaction of Fund business, other than accounting services and services that are provided by each Fund's custodian, transfer agent, principal underwriter, independent accountants, legal counsel, distribution, shareholder servicing and investment advisory services provided by any adviser.

The Investment Advisory Contract for each Fund was separately approved by a vote of a majority of the Trustees, including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund. Each of these contracts is to remain in force so long as renewal thereof is specifically approved annually by a majority of the Trustees or by vote of a majority of outstanding shares of each Fund, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) at a meeting called for the purpose of voting on such renewals.

Each Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the Fund, by the Board, or by the Adviser.

Costs, expenses and liabilities of the Trust attributable to a particular Fund are allocated to that Fund such as investment advisory, transfer agency, fund accounting, administration, custody within the 0.20% limitation of the Muirfield, Spectrum, Quantex and Money Market Funds’ Retail Class Funds’ Distribution Plan; within the 0.25% limitation of the Aggressive Growth, Balanced, Total Return Bond, Utilities and Infrastructure, Dynamic Growth and Strategic Growth Fund’s Distribution Plan and the 0.03% limitation of the Money Market Fund Institutional Class, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; service fees within the 0.20% limitation of the Muirfield, Spectrum, Quantex, Dynamic Growth, Aggressive Growth, Balanced, Strategic Growth, Total Return Bond and Utilities and Infrastructure Funds’ Administrative Services Plan. Costs, expenses and liabilities that are not readily attributable to a particular Fund are allocated among all of the Trust's Funds. Thus, each Fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, insurance premiums; the fees and expenses of Trustees who do not receive compensation from Meeder Asset Management, Inc.; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution and other miscellaneous expenses.

The Board of the Trust believes that the aggregate per share expenses of the Money Market Fund will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Money Market Fund were invested directly in the type of securities being held by the Money Market Fund.

The Adviser earns an annual fee, payable in monthly installments as follows. The fee for the Muirfield, Utilities and Infrastructure and Quantex Funds, is based upon the average net assets of the Fund and is at the rate of 1% of the first $50 million, 0.75% of the next $50 million and 0.60% in excess of $100 million of average net assets. The annual fee for the Dynamic Growth, Aggressive Growth, Balanced, Spectrum and Strategic Growth Funds is based upon the average net assets of the Fund and is at the rate of 0.75% of the first $200 million and 0.60% in excess of $200 million of average net assets. Annual fees for the Total Return Bond Fund is at the rate of 0.40% of the first $100 million of average net assets and 0.20% in excess of $100 million. The annual fee for the Money Market Fund is at the rate of 0.40% of the first $100 million and 0.25% in excess of $100 million, of average net assets.

MANAGEMENT FEES

Fund	Accrued 2014	Accrued 2013	Accrued 2012	Accrued 2011
Money Market Fund – Retail	$222,378	$254,874	$252,153	$334,272
Money Market Fund - Institutional	$255,286	$182,628	$328,590	$111,001
Total Return Bond Fund	$425,428	$341,631	$274,730	$83,595
Balanced Fund	$989,595	$729,582	$655,280	$559,195
Muirfield Fund	$1,507,287	$1,089,007	$978,476	$986,465
Utilities and Infrastructure Fund	$421,607	$345,181	$319,995	$304,084
Dynamic Growth Fund	$886,537	$674,723	$701,608	$709,994
Strategic Growth Fund	$748,108	$640,965	$625,955	$615,474
Aggressive Growth Fund	$545,512	$410,551	$260,614	$300,255
Quantex Fund	$522,017	$355,535	$220,600	$205,091

For fiscal year 2014, the Adviser agreed to reduce its fees and/or reimburse expenses of the Funds, voluntarily or contractually, to the extent necessary to limit the total operating expenses of each of the Funds, exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification, expenses associated with investments in underlying funds, and extraordinary expenses. For the period January 1, 2013 through April 30, 2013, the Adviser’s waivers and/or reimbursements were contractual, other than for the Money Market Fund, where the reduction was voluntary. For the period May 1, 2013 through December 31, 2013, the Adviser’s waivers and/or reimbursements were voluntary, other than for the Quantex Fund, where the reduction is contractual through April 30, 2016, unless sooner terminated at the sole discretion of the Fund’s Board. The waiver for the Quantex Fund was contractual also for 2011 and 2014.

WAIVED/REIMBURSED MANAGEMENT FEES

Fund	Voluntary 2014	Voluntary 2013	Contractual 2013	Voluntary 2012	Contractual 2012	Voluntary 2011
Money Market Fund – Retail	$311,942	$327,099	$0	$248,098	$0	$373,934
Money Market Fund - Institutional	$359,100	$236,290	$0	$322,900	$0	$124,552
Total Return Bond Fund	$100,999	$97,353	$42,868	$78,670	$52,431	$56,749
Balanced Fund	$54,965	$65,809	$28,346	$22,259	$32,787	$51,681
Muirfield Fund	$0	$85,919	$49,794	$60,982	$40,054	$61,248
Utilities and Infrastructure Fund	$1,533	$0	$0	$363	$0	$0
Dynamic Growth Fund	$109,681	$125,341	$40,570	$52,659	$29,382	$70,019
Strategic Growth Fund	$140,509	$109,777	$42,790	$69,819	$28,319	$62,514
Aggressive Growth Fund	$0	$35,808	$1,137	$6,355	$0	$2,580
Quantex Fund	$130,512	$7,274	$88,884	$0	$55,151	$51,275

The Adviser was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6125 Memorial Drive, Dublin, Ohio 43017. The Adviser is a wholly-owned subsidiary of Meeder Investment Management, Inc., a holding company which is controlled by Robert S. Meeder through ownership of common stock. Meeder Investment Management, Inc. conducts business only through its four subsidiaries, which are the Adviser; MFSCo, the Trust's transfer agent, fund accountant and administrator; Meeder Advisory Services, Inc., a registered investment adviser; and Adviser Dealer Services, Inc., a broker-dealer and principal underwriter to the Funds.

As of the date of this SAI, the Adviser's officers and directors are as set forth as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Robert S. Meeder, President; Susan Meeder, Chief Operating Officer; Mary M. Bull, Assistant Chief Compliance Officer; Jason Click, Senior Vice President; Bruce E. McKibben, Chief Compliance Officer; Dale W. Smith, Chief Financial Officer and Chief Investment Officer. Mr. Robert S. Meeder is President and a Trustee of the Trust. Mr. Dale W. Smith is an officer of the Trust.

The Adviser and Miller/Howard Investments, Inc. may use their resources to pay expenses associated with the sale of each Fund’s shares or services provided to each Fund’s shareholders. This may include payments to third parties such as banks, broker-dealers, investment advisers or other financial intermediaries that provide shareholder support services or engage in the sale of each Fund’s shares.

A team of persons are primarily responsible for the day-to-day management of the Funds. The team consists of Clinton Brewer, , Jason Headings, Robert S. Meeder, Dale Smith, Robert Techentin, Scott Gruber, Elizabeth Schnelle, Jonathan Tremmel, Robert Wagner and Dan Hull who are collectively referred to below as the “Portfolio Managers.” As of December 31, 2014, the Portfolio Managers were responsible for the management of the following types of other accounts:

Portfolio Manager	Account Type	Number of Accounts by Account Type	Total Assets by Account Type	Number of Accounts by type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Clinton Brewer	Other Accounts	12,803 Other Accounts*	$226 million in Other Accounts*	None	None
	Other Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None

Jason Headings	Other Accounts	7,645 Other Accounts*	$1,903.4 million in Other Accounts*	None	None
	Other Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	1 Other Pooled Investment Vehicle	$2,859 million in Other Pooled Investment Vehicles	None	None
Robert S. Meeder	Other Accounts	12,858 Other Accounts*	$2,129.5 million in Other Accounts*	None	None
	Other Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	1 Other Pooled Investment Vehicle	$2,859 million in Other Pooled Investment Vehicles	None	None
Dale Smith	Other Accounts	12,858 Other Accounts*	$2,129.5 million in Other Accounts*	None	None
	Other Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	1 Other Pooled Investment Vehicle	$2,859 million in Other Pooled Investment Vehicles	None	None
Robert Techentin	Other Accounts	7,645 Other Accounts*	$1,903.4 million in Other Accounts*	None	None
	Other Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	1 Other Pooled Investment Vehicle	$2,859 million in Other Pooled Investment Vehicles	None	None

Scott Gruber	Other Accounts	7,645 Other Accounts*	$1,903.4 million in Other Accounts*	None	None
	Other Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	1 Other Pooled Investment Vehicle	$2,859 million in Other Pooled Investment Vehicles	None	None
Elizabeth Schnelle	Other Accounts	7,645 Other Accounts*	$1,903.4 million in Other Accounts*	None	None
	Other Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	1 Other Pooled Investment Vehicle	$2,859 million in Other Pooled Investment Vehicles	None	None
Jonathan Tremmel	Other Accounts	12,803 Other Accounts*	$226 million in Other Accounts*	None	None
	Other Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None
Robert Wagner	Other Accounts	12,803 Other Accounts*	$226.2 million in Other Accounts*	None	None
	Other Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None
Dan Hull	Other Accounts	7,645 Other Accounts*	$1,903.4 million in Other Accounts*	None	None
	Other Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	1 Other Pooled Investment Vehicle	$2,859 million in Other Pooled Investment Vehicles	None	None

*	The total number of other accounts managed by the Portfolio Managers and the total amount of assets in the other accounts are overstated because if a Portfolio Manager manages a portion of the other account, that account and the total amount of assets therein are considered to be managed by him and are also attributed to any other Portfolio Manager(s) who manage(s) the balance of the other account.

The Portfolio Managers and Investment Analysts are compensated for their services by the Adviser. All of the Portfolio Managers and Investment Analysts are paid a competitive base salary by the Adviser. Additionally, Portfolio Managers and Investment Analysts participate in an incentive compensation program that is based on the performance of the investment products that they manage, as well as an assessment of their overall contributions to the investment department and organization as a whole. Like all employees of the Adviser, the Portfolio Managers and Investment Analysts participate in the Adviser’s retirement plan.

To the extent that a Fund and another of the Adviser’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made according to the bunched order policy.

The following table shows the dollar range of shares of the Funds beneficially owned by the Portfolio Managers as of December 31, 2014.

Dollar Range of Fund Shares	Clinton Brewer	Jason Headings	Robert Meeder, Jr.	Dale Smith	Robert Wagner	Dan Hull
Money Market Fund	None	None	$10,001 - $50,000	$50,001- $100,000	None	None
Total Return Bond Fund	$1 -$10,000	$1 - $10,000	$1 - $10,000	$100,001 - $500,000	None	None
Balanced Fund	None	None	$50,001 - $100,000	$100,001 - $500,000	None	None
Muirfield Fund	None	None	$500,001 $1,000,000	$100,001 - $500,000	None	$1 - $10,000
Spectrum Fund	None	None	None	None	None	None
Utilities and Infrastructure Fund	None	$1 - $10,000	$100,001 - $500,000	$10,001 - $50,000	None	None
Dynamic Growth Fund	$10,001 - $50,000	None	$100,001- $500,000	$100,001 - $500,000	None	None
Strategic Growth Fund	$10,001 - $50,000	$1 - $10,000	$100,001 - $500,000	$100,001 - $500,000	None	None
Aggressive Growth Fund	$1 - $10,000	None	$100,001 - $500,000	$100,001 - $500,000	None	$1- $10,000
Quantex Fund	None	$1 - $10,000	$100,001 - $500,000	$50,001 - $100,000	None	$1 - $10,000
Aggregate Dollar Range of Shares Owned in All Funds Within the Fund Complex	$50,001 - $100,000	$10,001 - $50,000	Over $1,000,000	Over $1,000,000	None	$1 - $10,000

Dollar Range of Fund Shares	Robert Techentin	Scott Gruber	Elizabeth Schnelle	Jonathan Tremmel	Lowell Miller
Money Market Fund	None	None	None	None	None
Total Return Bond Fund	$10,001 - $50,000	$1 - $10,000	None	None	None
Balanced Fund	None	$1 -$10,000	None	None	None
Muirfield Fund	None	None	None	None	None
Spectrum Fund	None	None	None	None
Utilities and Infrastructure Fund	None	None	None	None	None
Dynamic Growth Fund	None	None	None	None	None
Strategic Growth Fund	None	None	None	None	None
Aggressive Growth Fund	None	None	None	None	None
Quantex Fund	$1 - $10,000	$1 - $10,000	None	$1-$10,000	None
Aggregate Dollar Range of Shares Owned in All Funds Within the Fund Complex	$10,001 - $50,000	$1 - $10,000	None	None	None

INVESTMENT SUBADVISER

Miller/Howard Investments, Inc., 324 Upper Byrdcliffe Road, P.O. Box 549, Woodstock, New York 12498, serves as the Utilities and Infrastructure Fund's Subadviser. Lowell G. Miller controls the Subadviser through the ownership of voting common stock. The Investment Subadvisory Agreement provides that the Subadviser shall furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. The Adviser continues to have responsibility for all investment advisory services pursuant to the Investment Advisory Agreement and supervises the Subadviser's performance of such services. Under the Investment Subadvisory Agreement, the Adviser, not the Fund, pays the Subadviser a fee, computed daily and payable monthly, computed at the rate of .00% of the first $10 million, .40% of the next $12.4 million of the Fund’s average net assets. In addition to the foregoing fee, the Adviser shall pay the Subadviser 65% of the investment advisory fees received by the Adviser for all additional assets into the Fund received after September 30, 2010 except with respect to shareholders of the Fund who were solicited by the Adviser, who invest in the Fund or increase their investment in the Fund after September 30, 2010, and who are identified as such to the Subadviser by the Adviser at the time of such investment(s), the Adviser shall pay the Subadviser 35% of such investment advisory fees.

The Investment Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated by the Adviser without penalty to the Fund by the Adviser, the Board of the Fund or by the vote of a majority of the outstanding voting securities of the Fund upon not less than 30 days written notice. The Investment Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Subadvisory Agreement was approved by the Board of the Trust, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the shareholders of the Fund.

Lowell Miller is the portfolio manager primarily responsible for the day-to-day management of the Utilities and Infrastructure Fund (the “Portfolio Manager”). As of December 31, 2014, the Portfolio Manager was responsible for the management of the following types of accounts:

Portfolio Manager	Account Type	Number of Accounts by Account Type	Total Assets by Account Type	Number of Accounts by type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Team Managed	Registered Investment Companies/Other Accounts	6 Registered Investment Company; 5,464 Other Accounts	$635 million in Registered Investment Companies; $7.9 billion in Other Accounts	None	None
	Other Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	8	$98.9 million	None	None

The Portfolio Management team are compensated for their services by Miller/Howard Investments, Inc. The Portfolios Manager’s compensation consists of a fixed salary and a discretionary bonus that is not tied to the performance of any Fund or private account. The Portfolio Manager participates in Miller/Howard Investments, Inc.’s retirement plan.

To the extent that a Fund and another of the Adviser’s or Miller/Howard Investments, Inc.’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made according to the bunched order policy.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of December 31, 2014.

Portfolio Manager	Dollar Range of Equity Securities in the Utilities and Infrastructure Fund
Lowell Miller	$0
Bryan Spratt	$0
John E. Leslie III	$0
Roger Young	$0

OFFICERS AND TRUSTEES

The Board oversees the management of the Trust and elects their officers. The officers are responsible for the Funds’ day-to-day operations. The Trustees’ and officers’ names, positions and principal occupations during the past five years are listed below. Unless otherwise noted, the business address of each Trustee and officer is 6125 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Adviser. The Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) by virtue of his affiliation with the Fund Complex is indicated by an asterisk (*).

"Non-Interested" Trustees
Name, Address and Age	Position Held	Year First Elected A Director of Fund Complex[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
JACK W. NICKLAUS II, 54 11780 U.S. Highway #1 North Palm Beach, FL 33408	Trustee	1998	Designer, Nicklaus Design, a golf course design firm and division of The Nicklaus Companies; member of the Trust’s Audit Committee.	10	None
STUART M. ALLEN, 54 Gardiner Allen DeRoberts Insurance LLC 777 Goodale Blvd. Columbus, OH 43212	Trustee	2006	President of Gardiner Allen Insurance Agency, Inc.; member of the Trust’s Audit Committee.	10	None
ANTHONY D’ANGELO, 55 WTTE Fox-28 1261 Dublin Road Columbus, OH 43215	Trustee	2006	General Manager of WSYX ABC 6/WTTE FOX-28, WWHO television stations owned and operated by Sinclair Broadcast Group; member of the Trust’s Audit Committee.	10	None

"Interested" Trustee”3,4
Name, Address and Age	Position Held	Year First Elected a Director and/or Officer of the Fund[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert S. Meeder*+, 54	Trustee and President	1992	President of Meeder Asset Management, Inc., Meeder Advisory Services, Inc. and Mutual Funds Service Company, the Funds’ transfer agent	10	None

Other Officers4
Name, Address and Age	Position Held	Year First Elected an Officer of the Fund[1]	Principal Occupation(s) During Past Five Years
BRUCE E. MCKIBBEN*+, 45	Treasurer	2002	Director/Fund Accounting and Financial Reporting, Mutual Funds Service Co., each Fund’s transfer agent (since April 1997); Chief Compliance Officer, Meeder Asset Management, Inc. (since January 2014).
DALE W. SMITH*+, 55	Vice President	2006
Vice President, Chief Financial Officer and Chief Investment Officer, Meeder Asset Management, Inc., the Trust’s investment adviser, Vice President, Mutual Funds Service Co., the transfer agent to each of the Trust’s funds (since March 2005).

MARY M. BULL*+, 49	Chief Compliance Officer	2011
Legal Counsel, Meeder Asset Management, Inc. (since January 2011); Assistant Chief Compliance Officer, Meeder Asset Management, Inc. (since April 2011); Consultant (2007-2010); Assistant General Counsel, Nationwide Insurance (2006-2007).

RUTH A. KIRKPATRICK*+, 63	Secretary pro tempore	2009	Senior Legal Specialist of Meeder Asset Management, Inc.

[1]	Trustees and Officers of the Funds serve until their resignation, removal or retirement.

[2]	This includes all directorships (other than those in the Fund Complex) that are, or within the previous five years were, held by each trustee as a director of a public company or a registered investment company.

[3]	"Interested Persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund Complex Investment Adviser, Meeder Asset Management, Inc., or its affiliated entities.

[4]	All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Meeder Asset Management, Inc. serves as Investment Adviser.

*	Deemed an "interested person" of the Trust by virtue of their position with the Adviser of the Funds.

+	P.O. Box 7177, 6125 Memorial Drive, Dublin, Ohio 43017.

All Trustees were nominated to serve on the Board based on his particular experiences, qualifications, attributes and skills. The characteristics that have led the Board to conclude that each of the Trustees should continue to serve as a Trustee of the Trust are discussed below.

Jack W. Nicklaus II. In addition to his golf course design work, Mr. Nicklaus is the General Chairman of the Memorial Tournament, a premier PGA Tournament and Chairman of its host venue Muirfield Village Golf Club in Dublin, Ohio. His strategic planning, organizational and leadership skills help the Board set long-term goals for the Funds and establish processes for overseeing Trust policies and procedures.

Stuart Allen. As a business owner, Mr. Allen brings budgeting and financial reporting skills to the Board, although he does not qualify as an “audit committee financial expert”. Mr. Allen’s experience provides the Board insight into the insurance and qualified plan markets. Mr. Allen was elected as Chairman of the Audit Committee on December 8, 2010.

Anthony D’Angelo. Mr. D’Angelo was elected to and continues to serve as a Trustee due to his marketing, strategic planning and budgeting skills, although he does not qualify as an “audit committee financial expert”. Mr. D’Angelo’s skills help the Audit Committee analyze financial reports and the Board determine the strategic direction of the Funds. Mr. D’Angelo was elected as Lead Independent Trustee on December 8, 2010.

Robert S. Meeder Mr. Meeder has been President of Meeder Asset Management, Inc., the Funds’ investment adviser, since 1992 and MFSCo, the Funds’ transfer and fund accounting agent since 2005 and has worked in the investment management industry since 1986. Mr. Meeder brings operational, investment management and marketing knowledge to the Board.

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2014

Dollar Range of Fund Shares Owned[1]	Jack W. Nicklaus II	Stuart M. Allen	Anthony D’Angelo	Robert S. Meeder, Jr.
Money Market Fund	None	$1 - $10,000	None	$1 - $10,000
Total Return Bond Fund	None	None	None	$1 - $10,000
Balanced Fund	None	Over $100,000	None	$10,001 - $50,000
Muirfield Fund	Over $100,000	Over $100,000	$50,001 - $100,000	Over $100,000
Utilities and Infrastructure Fund	None	None	$50,001 - $100,000	$50,001 - $100,000
Dynamic Growth Fund	None	$10,001 - $50,000	$50,001 - $100,000	Over $100,000
Strategic Growth Fund	None	None	None	Over $100,000
Aggressive Growth Fund	None	Over $100,000	$50,001 - $100,000	Over $100,000
Quantex Fund	Over $100,000	None	None	Over $100,000
Aggregate Dollar Range[1] of Shares Owned in All Funds Within the Fund Complex Overseen by Trustee	Over $100,000	Over $100,000	Over $100,000	Over $100,000

[1]	Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000. The amounts listed for "interested" trustees include shares owned through Meeder Asset Management, Inc.'s retirement plan and 401(k) Plan.

The following table shows the compensation paid by Fund Complex as a whole to the Trustees of the Funds during the fiscal year ended December 31, 2014.

COMPENSATION TABLE

Aggregate Compensation from a Fund[1]	Jack W. Nicklaus II	Stuart M. Allen	Anthony D’Angelo	Robert S. Meeder, Jr.
Money Market Fund	$412	$522	$603	None
Total Return Bond Fund	$1,987	$2,474	$2,864	None
Balanced Fund	$2,311	$2,868	$3,320	None
Muirfield Fund	$3,504	$4,329	$5,019	None
Utilities and Infrastructure Fund	$847	$1,065	$1,232	None
Dynamic Growth Fund	$2,068	$2,581	$2,989	None
Strategic Growth Fund	$1,763	$2,209	$2,557	None
Aggressive Growth Fund	$1,343	$1,681	$1,945	None
Quantex Fund	$1,015	$1,271	$1,471	None
Total Compensation From the Fund Complex[1,2]	$15,250	$19,000	$22,000	None

[1]	Compensation figures include cash and amounts deferred at the election of certain non-interested Trustees. For the calendar year ended December 31, 2014, participating non-interested Trustees accrued deferred compensation in the Deferred Compensation Plan for Independent Trustees from the funds as follows: Jack W. Nicklaus II - $15,250, Stuart Allen - $19,000, and Anthony D’Angelo - $22,000.

[2]	The Fund Complex consists of 10 investment funds/series.

Each Trustee who is not an “interested person” is paid a total meeting fee of $2,250 for each regular quarterly meeting he attends (in person or by telephone) on behalf of the Trust. Prior to January 1, 2015, each Trustee who was not an “interested person” was paid a total meeting fee of $1,250. No compensation is paid for special meetings of the Trustees. Each Trustee who is not an “interested person” receives a total retainer of $2,500 per calendar quarter for the Trust. Each committee person who is not an “interested person” is paid a total of $500 for each committee meeting he attends (in person or by telephone) on behalf of the Trust. The Chairman of the Audit Committee receives a quarterly retainer of $500 in addition to any committee meeting fees to which he is entitled. The Lead Trustee receives a quarterly retainer of $1,250 in addition to any committee meeting to which he is entitled.

Board structure

The Board has general oversight responsibility with respect to the business and affairs of the Trust and the Funds. The Board has engaged the Adviser to manage and/or administer the Funds and is responsible for overseeing the Adviser and other service providers to the Trust and the Fund. The Board is currently composed of four Trustees, including three Trustees who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established four committees to assist it in performing its oversight responsibilities. The Chairman of the Board is an “interested person” of the Fund. The Board has appointed an Independent Trustee to serve in the role of Lead Independent Trustee. The Lead Independent Trustee’s function is to enhance the efficiency and effectiveness of the Board with respect to fund governance matters. The Lead Independent Trustee, among other things, serves as a point person for the exchange of information between management and the Independent Trustees and coordinates communications among the Independent Trustees. The duties and responsibilities of the Lead Independent Trustee include recommending Board meetings and prioritizing Board meeting agendas, as well as making sure the Board receives reports from management on essential matters.

The use of an interested Chairman allows the Board to access the expertise necessary to oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Lead Independent Trustee is able to focus Board time and attention to matters of interest to shareholders and ensure that the Independent Trustees are fully informed regarding management decisions. The Trustees have determined that an interested Chairman balanced by a Lead Independent Trustee is the appropriate leadership structure for the Board.

The Board maintains three standing committees: the Audit Committee, the Nominating Committee and the Compensation Committee. Each of the Committees is comprised of the following independent Trustees of the Trust: Stuart Allen, Anthony D’Angelo and Jack Nicklaus II. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Trust's financial reports and internal accounting. The Trust's Nominating Committee is responsible for the nomination of trustees to the Board. When vacancies arise or elections are held, the Committee considers qualified nominations including those recommended by shareholders who provide a written request (including qualifications) to the Nominating Committee in care of the Trust's address at 6125 Memorial Drive, Dublin, Ohio 43017. The Compensation Committee is generally responsible for making recommendations to the Board regarding the compensation of Trustees who are not affiliated with any investment adviser, administrator or distributor of the Funds. During the fiscal year ended December 31, 2014, the Audit Committee met five times, the Compensation Committee and the Nominating Committee did not meet.

During the past fiscal year, the Board considered and approved the renewal of each Fund's Investment Advisory Agreement with the Adviser. In connection with this annual review, the Board, with the advice and assistance of independent counsel for the Funds, received and considered information and reports relating to the nature, quality and scope of the services provided to each Fund by the Adviser and its affiliates. The Board considered the level of and the reasonableness of the fees charged for these services, together with comparative fee and expense information showing, among other things, the fees paid for advisory, administrative, transfer agency, fund accounting and shareholder services and the total expense ratio of each Fund relative to its peer group of mutual funds. In addition, the Board considered, among other factors:

•	the effect of the investment advisory fee and fund administration fee structure on the expense ratio of each Fund;

•	the effect of the investment advisory fee and fund administration fee structure on the nature or level of services to be provided each Fund;

•	the investment performance of each Fund;

•	information on the investment performance, advisory fees, fund administration fees and expense ratios of other registered investment companies within the Trust;

•	information on the investment performance, advisory fees, fund administration fees and expense ratios of other investment companies not advised by the Adviser but believed to be generally comparable in their investment objectives and size to the Funds;

•	the investment approach used by the Adviser in the daily management of each of the Funds;

•	information on personnel of the Adviser's investment committee;

•	the continuing need of the Adviser to retain and attract qualified investment and service professionals to serve the Trust in an increasingly competitive industry;

•	soft dollars received by the Adviser from Fund trades;

•	commissions, if any, received by Adviser Dealer Services, Inc. an affiliate of the Adviser and the Funds (or Trust), principal underwriter/distributor for executing securities transactions on behalf of each Fund;

•	the Adviser's policy regarding the aggregation of orders from the Funds and the Adviser's private accounts; and

•	other ancillary benefits received by the Adviser and its affiliates as a result of their provision of investment advisory and other services to the Funds.

As of March 31, 2015, the Board and officers of the Trust own, in the aggregate, less than 1% of the Trust’s total outstanding shares.

Risk oversight

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Funds’ risks directly and through its committees. While day-to-day risk management responsibilities rest with the Funds’ Chief Compliance Officer, the Adviser and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly and ad hoc reports related to the performance and operations of the Funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with portfolio management teams to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s Adviser, administrator, transfer agent, the custodian and the independent registered public accounting firm, to discuss the activities of the Funds; (5) engaging the services of the Chief Compliance Officer of the Fund to test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

The Trust and the Adviser have each adopted a Code of Ethics that permits personnel subject to the Code to invest in securities, including, under certain circumstances and subject to certain restrictions, securities that may be purchased or held by the Funds and the Portfolio. However, each such Code restricts personal investing practices by directors and officers of the Adviser and its affiliates, and employees of the Adviser with access to information about the purchase or sale of Fund securities. The Code of Ethics for the Trust also restricts personal investing practices of the Board who have knowledge about recent Fund trades. Among other provisions, each Code of Ethics requires that such trustees and officers and employees with access to information about the purchase or sale of Fund securities obtain preclearance before executing personal trades. Each Code of Ethics prohibits acquisition of securities without preclearance in, among other events, an initial public offering or a limited offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to put the interests of Fund shareholders before the interest of people who manage the Funds.

THE DISTRIBUTOR

Adviser Dealer Services, Inc. (the “Distributor”), whose principal business address is 6125 Memorial Drive, Dublin, Ohio 43017, an affiliate of the Adviser, acts as the principal underwriter of the shares of the Funds, which are offered continuously, pursuant to an Underwriting Agreement dated October 1, 2014 (the “Underwriting Agreement”). The Distributor is a broker dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority. The Underwriting Agreement calls for the Distributor as agent of the Funds to use all reasonable efforts, consistent with its other business, to secure purchasers of the Funds.

Commencing October 1, 2014, the Distributor is eligible to receive revenues relating to the sale of shares of the Funds pursuant to the Funds’ plan of distribution (“Plan”) adopted by the Funds under Rule 12b-1 under the 1940 Act (described in more detail below). Pursuant to the Plan, shares of the Fund bear a Rule 12b-1 fee of up to 0.25% per year of its average net asset value. The Rule 12b-1 fee may be paid to the Distributor and the Distributor may retain some or all of such fees as reimbursement for distribution and shareholder services provide by Distributor or pay all or a portion of the Rule 12b-1 fee to financial intermediaries, including the Adviser and its affiliates. Over the past three fiscal years, the Distributor received no underwriting commissions or fees under the Plan. Prior to October 1, 2014, 12b-1 fees paid to the Adviser and affiliates, including fees paid to the Distributor since October 1, 2014, are identified on page 51 of this SAI.

Pursuant to the Underwriting Agreement, the Funds have agreed to indemnify the Distributor, its officers, directors and control persons to the extent permitted by applicable law against certain liabilities under the Securities Act, and any other statute or common law.

The Underwriting Agreement was approved by the Board for an initial two-year period, and will continue from year to year upon a majority vote of the Trustees, including a majority of the non-interested Trustees at least annually or by a majority of the outstanding shares of the Trust.

DISTRIBUTION PLANS

Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "Act") describes the circumstances under which an investment company such as the Trust may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of any activity that is primarily intended to result in the sale of Trust shares. In addition, as provided by the Act and by regulation, certain 12b-1 fees may be paid for other services provided to or for the benefit of the Funds and their shareholders.

Pursuant to the Rule, the Trust has adopted a Distribution Plan (“Plan”) for each of the Funds. These Plans permit, among other things, payment for distribution in the form of commissions and fees, advertising, the services of public relations consultants, and direct solicitation. The Plans also permit payment for service fees for personal service and/or maintenance of shareholder accounts. Possible recipients include financial intermediaries, securities brokers, attorneys, accountants, investment advisers, platform providers, investment performance consultants, pension actuaries, banks, and service organizations, in addition to the Distributor, Adviser and its affiliates.

Under the terms of the Plan, payments for each Fund may be made for marketing and selling Fund shares, such as compensating brokers and others who sell fund shares, and paying for advertising, the printing and mailing of prospectuses to new investors, and the preparing, printing and mailing of sales literature. Payments may also be made for maintaining personnel of the Adviser and/or its affiliates who engage in or support distribution of shares, or who render educational, marketing administrative, personal or other support services to financial intermediaries, investors and/or shareholders, not otherwise provide by the Fund’s Transfer Agent. These payments may include, but are not limited to, allocated overhead, office space and equipment, employee compensation, telephone facilities and expenses, answering routine inquiries regarding the Fund, processing shareholder transactions, and providing such other shareholder services as the Fund may reasonably request.

In addition, payments may be used, as permitted by the Plan, for the distribution and support expenses of platform providers that make the Funds available for purchase by financial intermediaries or directly by investors. Further, payment may be used for reimbursement of travel, entertainment and like expenses in connection with the promotion of the Fund, administrative support for financial intermediaries, investors and shareholders, and education about the Fund’s investment objectives and policies. Payment may also be used to pay for the costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising. Payments may be used for any other purpose as described in the Plan and approved by the Board.

The Trust may expend in the Muirfield Fund, Quantex Fund and the Retail Class of the Money Market as much as, but not more than 0.20% of the Fund's average net assets annually pursuant to the Plan. The Aggressive Growth Fund, Balanced Fund, Spectrum Fund, Strategic Growth Fund, Total Return Bond Fund, Utilities and Infrastructure Fund and Dynamic Growth Fund may expend up to 0.25% of the Fund’s average net assets annually pursuant to the Plan. The Institutional Class of the Money Market Fund may expend up to 0.03% of the Class’ average net assets annually pursuant to the Plan. A report of the amounts so expended in each such Fund and the purpose of the expenditures must be made to and reviewed by the Board at least quarterly. In addition, the Plan for each such Fund provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval of the Plan, and that other material amendments of the Plan must be approved by the Board, and by the Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan.

The Plan for each of the Trust's Funds is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in any of the related service agreements or by vote of a majority of the Trust's shares. Any service agreement terminates upon assignment and is terminable without penalty at any time by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of any of the Plans or in any of the related service agreements upon not more than 60 days' written notice to the service organization or by the vote of the holders of a majority of the Trust's shares, or, upon 15 days' notice, by a party to a service agreement.

Each Plan was approved by the Trust's Board, which made a determination that there is a reasonable likelihood the Plans will benefit the Funds. The Plans were approved by shareholders, and they will continue in effect only if approved at least annually by the Board. Although the objective of the Trust is to pay 12b-1 recipients for a portion of the expenses they incur, and to provide them with some incentive to be of assistance to the Trust and its shareholders, no effort has been made to determine the actual expenses incurred by 12b-1 recipients. If any 12b-1 recipient's expenses are in excess of what the Trust pays, such excess will not be paid by the Trust. Conversely, if the 12b-1 recipient's expenses are less than what the Trust pays, the 12b-1 recipient is not obligated to refund the excess, and this excess could represent a profit for the 12b-1 recipient.

The table below states the amounts accrued (net of waivers) under each current Fund's distribution plan for the year ended December 31, 2014.

DISTRIBUTION PLAN EXPENSES ACCRUED BY THE FUNDS*

	Payments to Platforms/ Financial Intermediaries	Marketing/ Servicing	WATS Telephone Service	Printing and Mailing	Total
Money Market Fund	$6,587	$1,130	$214	$48	$7,979
Total Return Bond Fund	$224,211	$60,305	$281	$50	$284,847
Balanced Fund	$276,389	$52,857	$531	$88	$329,865
Muirfield Fund	$256,343	$153,704	$614	$101	$410,762
Utilities and Infrastructure Fund	$76,703	$24,441	$153	$24	$101,321
Dynamic Growth Fund	$230,170	$64,682	$573	$87	$295,512
Strategic Growth Fund	$178,907	$25,311	$514	$80	$204,812
Aggressive Growth Fund	$129,403	$51,221	$210	$31	$180,865
Quantex Fund	$67,849	$36,449	$91	$12	$104,401

*	Distribution expenses of the Trust attributable to a particular Fund are borne by that Fund. Distribution expenses that are not readily identifiable as attributable to a particular Fund are allocated among each of the nine Funds of the Trust based on the relative size of their average net assets.

In addition, any Agent or Consultant that contemplates entering into an agreement with the Trust for payment in connection with the distribution of Fund shares, under any Fund's distribution plan, shall be responsible for complying with any applicable securities or other laws which may be applicable to the rendering of any such services.

The Funds, except for the Money Market Fund, have also adopted an Administrative Services Plan. Under this plan, shares of the Funds bear a service fee of up to 0.20% of the Funds’ average net assets annually. Service fees are used primarily to reimburse financial intermediaries (including the Adviser and its affiliates), including “platforms,” for providing personal services to Fund shareholders and maintaining shareholder accounts. Such services may include, but are not limited to, providing periodic statements, performance reports, educational materials and other communications to Fund shareholders, and performing such other services as may reasonably be required. No effort has been made to determine the actual expenses incurred by the recipients of the services fees. If any service fees recipient’s expenses are in excess of what the Trust pays, such excess will not be paid by the Trust. Conversely, if the service fees recipient’s expenses are less than what the Trust pays, the service fees recipient is not obligated to refund the excess, and this excess could represent a profit for the service fees recipient. Service fees were accrued by the Funds for the year ended December 31, 2014 as follows.

Fund	Accrued 2014
Money Market Fund	$0
Total Return Bond Fund	$227,877
Balanced Fund	$263,892
Muirfield Fund	$404,454
Utilities and Infrastructure Fund	$56,009
Dynamic Growth Fund	$224,590
Strategic Growth Fund	$199,495
Aggressive Growth Fund	$145,470
Quantex Fund	$62,641

Additional Cash Compensation

For the year ended December 31, 2014, the following broker-dealers offering shares of the Funds, and/or their respective affiliates, received additional cash compensation or similar distribution related payments from the Adviser for providing marketing and program support, administrative services, and/or other shareholder services as described above:

Securities America, Inc.
Royal Alliance Associates, Inc.

Any additions, modifications, or deletions to this list that may have occurred since December 31, 2014 are not reflected. In addition to member firms of the Financial Industry Regulatory Authority, the Adviser also reserves the ability to make payments, as described above, to other financial intermediaries that sell or provide services to the Funds and shareholders, such as banks, insurance companies, and plan administrators. These firms are not included in this list.

The Adviser or its affiliates also may pay non-cash compensation to financial intermediaries and their representatives in the form of (a) occasional gifts; (b) occasional meals, tickets or other entertainment; and/or (c) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

DISTRIBUTIONS & TAXES

The Utilities and Infrastructure Fund, Total Return Bond Fund and Money Market Fund dividends, if any, are distributed at the end of the month and declared payable to shareholders on the last business day of the month to shareholders of record as of the previous business day. The Muirfield Fund, Spectrum Fund, Quantex Fund, Aggressive Growth Fund, Dynamic Growth Fund, Balanced Fund and Strategic Growth Fund pay dividends from their net investment income on a quarterly basis. In December, the Funds may distribute an additional ordinary income dividend (consisting of net short-term capital gains and undistributed income) in order to preserve its status as a registered investment company (mutual fund) under the Internal Revenue Code. Net long-term capital gains, if any, also are declared and distributed in December.

Distributions. Dividends and capital gains distributions are taxable to the shareholder whether received in cash or reinvested in additional shares. Shareholders not otherwise subject to tax on their income will not be required to pay tax on amounts distributed to them. Each Shareholder will receive a statement annually informing him of the amount of the income and capital gains which have been distributed during the calendar year.

If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Adviser, may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Adviser with alternative instructions.

Dividends. A portion of a Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and therefore will increase (decrease) dividend distributions. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distributions. Long-term capital gains earned by a Fund on the sale of securities by the Fund and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares.

Short-term capital gains distributed by a Fund are taxable to shareholders as dividends not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

Foreign Taxes. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Because the Fund does not currently anticipate that securities of foreign issuers will constitute more than 25% of the Fund's total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Funds. The Trust files federal income tax returns for each of the Funds. Each Fund is treated as a separate entity for federal income tax purposes. The Trust also intends to comply with Subchapter M of the Internal Revenue Code, which imposes such restrictions as (1) appropriate diversification of its portfolio of investments, and (2) realization of 90% of its annual gross income from dividends, interest, and gains from the sale of securities. A Fund might deviate from this policy, and incur a tax liability, if this were necessary to fully protect shareholder values. The Trust qualified as a "regulated investment company" for each of the last 28 fiscal years.

If a Fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the Fund with respect to deferred taxes arising from such distributions or gains.

The Fund is treated as a separate entity from the other funds of the Trust for tax purposes.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the Funds and their shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

OTHER SERVICES

Custodian – The Huntington National Bank, 7 Easton Oval, Columbus, OH 43219, is custodian of all of the Trust's assets.

Independent Registered Public Accounting Firm - Cohen Fund Audit Services, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, has been retained as the Independent Registered Public Accounting Firm for the Trust. The auditors audit financial statements for the Fund Complex and provide other assurance, tax, and related services.

Stock Transfer Agent - MFSCo, 6125 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Meeder Investment Management, Inc. and a sister company of Meeder Asset Management, Inc., provides to each Fund stock transfer, dividend disbursing, and shareholder services. Subject to a $4,000 annual minimum fee, each Fund, except the Total Return Bond and Money Market Funds, incurs the greater of $15 per shareholder account or 0.12% of the Fund’s average net assets, payable monthly, for stock transfer and dividend disbursing services. The fee for the Money Market Fund is the greater of a $4,000 annual minimum fee, $20 per shareholder account or 0.06%, net of waivers, of the Fund's average net assets. The Total Return Bond Fund incurs the greater of a $4,000 annual minimum fee, $15 per shareholder account or 0.06%, net of waivers, of the Fund’s average net assets.

MFSCo serves as Fund Accountant of the Fund. The minimum annual fee for accounting services for all of the Funds except the Money Market Fund is $7,500. The minimum annual fee for the Money Market Fund is $30,000. Subject to the applicable minimum fee, each Fund's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of each Fund's average net assets.

MFSCo also serves as Administrator to the Trust. Services provided to the Trust include coordinating and monitoring any third party services to the Trust; providing the necessary personnel to perform administrative functions for the Trust, assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. Each Fund incurred an annual fee, payable monthly, of 0.10% up to $50 million and 0.08% over $50 million of each Fund’s average net assets.

These fees are reviewable annually by the Board. For the year ended December 31, 2014, total fees accrued (net of waivers) by the Funds for payments made to MFSCo are as follows:

Fund	Fees Accrued
Money Market Fund	$245,456
Total Return Bond Fund	$217,908
Balanced Fund	$324,087
Muirfield Fund	$478,300
Utilities and Infrastructure Fund	$130,186
Dynamic Growth Fund	$295,230
Strategic Growth Fund	$256,470
Aggressive Growth Fund	$198,970
Quantex Fund	$153,594

Reports to Shareholders - The Trust provides shareholders with quarterly reports of investments and other information, semi-annual financial statements, and annual reports.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PROXY VOTING PROCEDURES

The Board of the Trust has approved proxy voting procedures for the Trust. These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Funds. Records of the Funds' proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. A copy will be sent to you free of charge, at your request by writing to the Trust at 6125 Memorial Drive, Dublin, OH 43017, or calling toll free at 1-800-325-3539. A copy of the Trust's Proxy Voting Procedures is also attached to this SAI as Appendix I.

Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is also available on the SEC's EDGAR database at the SEC's website (www.sec.gov). A copy will also be sent to you free of charge, at your request by writing to the Trust at 6125 Memorial Drive, Dublin, OH 43017, or calling toll free at 1-800-325-3539.

PRINCIPAL HOLDERS OF OUTSTANDING SHARES

As of March 31, 2015, the following persons owned 5% or more of a class of a Fund's outstanding shares of beneficial interest:

Name	Name & Address	Number of	Percent
of Fund	of Beneficial Owner	Shares of Record	of Class
Money Market Fund
Institutional Class	*Carey & Company	107,668,809.9700	96.40
	7 Easton Oval EA4E70
	Columbus, OH 43219

Money Market Fund
Retail Class	Maddie Consulting Ltd Partnership	3,003,089.8000	5.66
	Attn: Richard Desich
	P.O. Box 548
	Elyria, OH 44036

Total Return Bond Fund	Nationwide Trust Company, FSB	7,510,407.2880	41.85
	c/o IPO Portfolio Accounting
	P. O. Box 182029
	Columbus, OH 43218-2029

	*National Financial Serv Corp	5,019,214.8190	27.97
	For Exclusive Bene Customers
	P.O. Box 3908
	Church Street Station
	New York, NY 10008

Balanced Fund	*Nationwide Trust Company, FSB	6,941,607.5160	36.68
	c/o IPO Portfolio Accounting
	P. O. Box 182029
	Columbus, OH 43218-2029

	*National Financial Serv Corp	6,098,203.5650	32.23
	For Exclusive Bene Customers
	P.O. Box 3908
	Church Street Station
	New York, NY 10008

Muirfield Fund	National Financial Serv Corp	11,456,276.3650	24.34
	For Exclusive Bene Customers
	P.O. Box 3908
	Church Street Station
	New York, NY 10008

	Nationwide Trust Company, FSB	8,443,256.7630	17.94
	c/o IPO Portfolio Accounting
	P. O. Box 182029
	Columbus, OH 43218-2029

	Carey & Company	4,125,561.9840	8.76
	7 Easton Oval EA4E70
	Columbus, OH 43219

Utilities and Infrastructure Fund	National Financial Serv Corp	419,748.8350	23.88
	For Exclusive Bene Customers
	P.O. Box 3908
	Church Street Station
	New York, NY 10008

	Nationwide Trust Company, FSB	247,854.6030	14.10
	c/o IPO Portfolio Accounting
	P. O. Box 182029
	Columbus, OH 43218-2029

	Charles Schwab Co., Inc.	159,817.9110	9.09
	Special Custody Acct. for the
	Exclusive Benefit of Customers
	Attn: Mutual Funds 8th Floor
	101 Montgomery Street
	San Francisco, CA 94104

Dynamic Growth Fund	*Nationwide Trust Company, FSB	5,484,351.2500	34.91
	c/o IPO Portfolio Accounting
	P.O. Box 182029
	Columbus, OH 43218-2029

	National Financial Serv Corp	3,076,343.7170	19.58
	For Exclusive Bene Customers
	P.O. Box 3908
	Church Street Station
	New York, NY 10008

	Carey & Company	1,063,003.9870	6.77
	7 Easton Oval EA4E70
	Columbus, OH 43219

Strategic Growth Fund	*Nationwide Trust Company, FSB	8,603,588.1560	74.25
	c/o IPO Portfolio Accounting
	P. O. Box 182029
	Columbus, OH 43218-2029

	Carey & Company	641,983.6600	5.54
	7 Easton Oval EA4E70
	Columbus, OH 43219

Aggressive Growth Fund	*Nationwide Trust Company, FSB	3,755,074.2140	40.80
	c/o IPO Portfolio Accounting
	P. O. Box 182029
	Columbus, OH 43218-2029

	National Financial Serv Corp	1,270,825.0170	13.81
	For Exclusive Bene Customers
	P.O. Box 3908
	Church Street Station
	New York, NY 10008

	Carey & Company	548,896.6710	5.96
	7 Easton Oval EA4E70
	Columbus, OH 43219

Quantex Fund	Nationwide Trust Company, FSB	442,659.4760	21.73
	c/o IPO Portfolio Accounting
	P. O. Box 182029
	Columbus, OH 43218-2029

	National Financial Serv Corp	271,193.0090	13.31
	For Exclusive Bene Customers
	P.O. Box 3908
	Church Street Station
	New York, NY 10008

	Carey & Company	259,195.5080	12.72
	7 Easton Oval EA4E70
	Columbus, OH 43219

Spectrum Fund	*Nationwide Trust Company, FSB	1,800,628.8040	40.03
	c/o IPO Portfolio Accounting
	P. O. Box 182029
	Columbus, OH 43218-2029

	National Financial Serv Corp	1,041,467.1370	23.15
	For Exclusive Bene Customers
	P.O. Box 3908
	Church Street Station
	New York, NY 10008

*	Indicates control person. Control means beneficial ownership of more than 25% of the shares of the Fund. Because of this control, a control person could prevent a change in the investment adviser of the Fund that is favored by other shareholders. A control person could also cause a change in the investment adviser of the Fund that is opposed by other shareholders.

To the knowledge of the Trust, the shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

FINANCIAL STATEMENTS

The financial statements and the report of the Independent Registered Public Accounting Firm, required to be included in this SAI are included in the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2013 and are incorporated herein by reference. The Funds will provide the Annual Report without charge at written request or request by telephone.

Appendix I

Proxy Voting Policies,
Procedures and Guidelines

Proxy Voting Policy

Generally

It is the policy of the Meeder Funds (the "Trust") that, absent compelling reasons why a proxy should not be voted, all proxies relating to securities owned by the Trust should be voted.

Proxy voting shall be the responsibility of the Investment Policy Committee, which may delegate such aspects of this responsibility as it may consider appropriate to designated officers or employees of the Trust.

If it is appropriate to do so, the Investment Policy Committee may employ an outside service provider to vote a proxy or to advise in the voting of a proxy.

Proxies are voted in the best interest of the Trust's shareholders. The key element underlying any evaluation of a proxy is the effect, if any, a proposal could have on the current or future value of the Trust's shares of beneficial interest.

Conflicts of Interest

Proxy solicitations that might involve a conflict of interest between the Trust and the investment adviser to the Trust, or the investment adviser's affiliates, will be considered by the Investment Policy Committee which will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, the Trust's commitment to vote proxies in the best interest of the Trust's shareholders, how the proxy will be handled.

Proxy Voting Guidelines

The Trust will evaluate each issue on its merits based on how it impacts public shareholders, including those in the Trust. We will consider management's views along with any others, but have no predisposition for or against management's requests.

Recordkeeping Procedures

The Trust will retain records relating to the voting of proxies, including:

o	A copy of policies, procedures or guidelines relating to the voting of proxies.

o	A copy of each proxy statement that the Trust receives regarding client securities. The Trust may rely on a third party to make and retain, on its behalf, a copy of a proxy statement, provided that the Trust has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request or may rely on obtaining a copy of a proxy statement from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

o	A record of each vote cast by the Trust. The Trust may rely on a third party to make and retain, on its behalf, a record of the vote cast, provided that the Trust has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

o	A copy of any document created by the Trust that was material to making a decision regarding how to vote proxies or that memorializes the basis for that decision.

o	A copy of each written shareholder request for information on how the Trust voted proxies, and a copy of any written response by the Trust to any shareholder request for information.

These records will be retained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Trust.